UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Spectrum Funds II, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Spectrum Conservative Allocation Fund	May 31, 2020
PRSIX	Investor Class
PPIPX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE SPECTRUM ALLOCATION FUNDS

HIGHLIGHTS

■	The Spectrum Allocation Funds delivered positive returns over the 12 months ended May 31, 2020, though each fund trailed its respective combined index benchmark and Lipper peer group index.

■	Global equities were mixed during a period of pronounced volatility: U.S. stocks advanced despite a sharp downturn in the first quarter of 2020, while international developed and emerging markets stocks delivered negative returns. Declining interest rates buoyed returns in U.S. fixed income markets while a softer U.S. dollar and risk-off sentiment supported performance in international bond markets.

■	We moved to an overweight in equities in late 2019 and notably added to our equity exposure during the market downturn in early 2020. However, given the velocity of the recent rebound in risk assets, we have pared our overweight to equities. Over the period, we reduced our exposure to international developed and emerging markets equities, tapered our overweight to U.S. small-cap stocks, and increased our exposure to high yield bonds, floating rate loans, and currency-hedged nondollar debt.

■	We believe that the funds’ diversification and flexibility to identify investment opportunities across sectors and regions should allow us to generate solid long-term returns in a variety of market environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets recorded mixed results during your fund’s fiscal year, the 12-month period ended May 31, 2020, as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

As we entered January, the outlook for 2020 appeared promising. China and the U.S. completed a phase one trade deal that lowered some tariffs, and central bank stimulus in the second half of 2019 appeared to position the economy for further growth. However, market sentiment began to shift amid news of a coronavirus outbreak in China’s Hubei province.

Although the effect was initially muted, with the S&P 500 Index advancing to a record high on February 19, stocks began falling as the virus spread outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

Over 40 million Americans filed unemployment claims during the last 10 weeks of the period, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began purchasing government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market. As a result, the Fed’s balance sheet increased by nearly $3 trillion in three months.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors, such as transportation and health care, that had been directly impacted by the pandemic. Boosted by the support, most sectors recouped some of their losses—and the Nasdaq index moved back into positive territory for the year—by the end of May.

For the 12-month period, U.S. large- and mid-cap growth stocks produced robust returns and outperformed small-caps and value shares, which lost ground. Technology and health care stocks performed best within the S&P 500, while energy stocks plunged in response to falling oil prices. A stronger U.S. dollar generally weighed on returns for U.S. investors in foreign securities, but non-U.S. markets were broadly mixed. Japanese stocks posted solid gains, while some emerging regions suffered substantial losses.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield bonds finished lower as the default rate in the sector rose to a 10-year high amid the economic downturn.

By the end of the period, markets were encouraged as local governments began to roll back shutdown orders and pharmaceutical companies were focused on developing treatments and a vaccine for the coronavirus. While we are hopeful that a recovery has begun, it is difficult to gauge just how long the acute economic disruption might last. With so much uncertainty still surrounding the pandemic, it is possible that the time frame for returning to a “normalized” environment could be longer than anticipated.

Our portfolio managers are mindful that extreme market dislocations provide opportunities but also present risks, and careful analysis will be required to seek out quality companies that have the financial strength, competitive position, and capable managements to survive the crisis and perhaps emerge even stronger.

We will be carefully monitoring developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE FOR SPECTRUM CONSERVATIVE ALLOCATION FUND

The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth.

How did the fund perform in the past 12 months?

The Spectrum Conservative Allocation Fund returned 4.60% for the 12 months ended May 31, 2020. The fund underperformed its combined index benchmark and slightly underperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Diversification and security selection weighed on the fund’s relative performance, while the impact from tactical asset allocation was mixed. Regarding diversifying sectors, an allocation to real assets stocks hurt relative returns. Demand shocks driven by the coronavirus pandemic and the subsequent decline in economic activity have weighed heavily on energy prices. Allocations to emerging markets bonds and high yield bonds also detracted. These sectors, which are considered to be higher-risk assets within fixed income, sold off sharply as investors shunned such assets during the precipitous decline in global equity markets in the first quarter of 2020. Conversely, exposure to long-term U.S. Treasuries, which benefited from falling rates and investor preference for perceived safe-haven assets, contributed to relative results.

Security selection in the fund’s underlying investments detracted from relative performance, led by adverse selection within the investment-grade debt strategy. Allocations to U.S. large-cap growth and value stocks also trailed their respective benchmarks, as did an allocation to emerging markets bonds. These negative impacts were partly offset by significant outperformance in the underlying U.S. small-cap strategy, as well as by outperformance in the international developed and emerging markets stock strategies. Within fixed income, security selection in the absolute return-oriented bond strategy also added value.

Tactical decisions to overweight and underweight asset classes had a mixed impact on relative results. As global equity markets declined rapidly during the coronavirus-induced sell-off, we took the opportunity to lean into risk in measured way. As a result, we were overweight to equities as markets recovered, which lifted relative returns. An underweight to real assets stocks relative to global stocks also added value. Conversely, returns were negatively impacted by an underweight allocation to long-term U.S. Treasuries, which significantly outpaced the broad investment-grade universe. As longer-term U.S. interest rates moved below 1% while equity markets sold off in the first quarter, we reduced our allocation to richly valued Treasuries and increased our allocation to more attractively valued equity markets.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds detracted from relative returns. While the Blackstone Hedge Fund Solutions strategy outpaced its style-specific, conservative hedge fund of funds index, the strategy underperformed cash, equity, and fixed income indices.

INVESTMENT OBJECTIVE FOR SPECTRUM MODERATE ALLOCATION FUND

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

How did the fund perform in the past 12 months?

The Spectrum Moderate Allocation Fund returned 5.27% for the 12 months ended May 31, 2020. The fund underperformed its combined index benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Diversification and security selection weighed on the fund’s relative performance, while the impact from tactical asset allocation was mixed. Regarding diversifying sectors, an allocation to real assets stocks hurt relative returns. Demand shocks driven by the coronavirus pandemic and the subsequent decline in economic activity have weighed heavily on energy prices. Allocations to emerging markets bonds and high yield bonds also detracted. These sectors, which are considered to be higher-risk assets within fixed income, sold off sharply as investors shunned such assets during the precipitous decline in global equity markets in the first quarter of 2020. Conversely, exposure to long-term U.S. Treasuries, which benefited from falling rates and investor preference for perceived safe-haven assets, contributed to relative results.

Security selection in the fund’s underlying investments detracted from relative returns, led by adverse selection within the investment-grade debt strategy. Allocations to U.S. large-cap growth and value stocks also trailed their respective benchmarks, as did an allocation to emerging markets bonds. These negative impacts were partly offset by significant outperformance in the underlying U.S. small-cap strategy, as well as by outperformance in the international developed and emerging markets stock strategies. Within fixed income, security selection in the absolute return-oriented bond strategy also added value.

Tactical decisions to overweight and underweight asset classes had a mixed impact on relative results. An underweight to real assets stocks relative to global stocks positively contributed to relative results, as real assets stocks underperformed global equities. As global equity markets declined rapidly during the coronavirus-induced sell-off, we took the opportunity to lean into risk in a measured way. As a result, we were overweight to equities as markets recovered, which lifted relative performance. Conversely, returns were negatively impacted by an overweight allocation to international equities, which trailed U.S. stocks. An underweight allocation to long-term U.S. Treasuries also detracted, as long-term U.S. Treasuries significantly outpaced the broad investment-grade universe.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds detracted from relative returns. While the Blackstone Hedge Fund Solutions strategy outpaced its style-specific, conservative hedge fund of funds index, the strategy underperformed cash, equity, and fixed income indices.

INVESTMENT OBJECTIVE FOR SPECTRUM MODERATE GROWTH ALLOCATION FUND

The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income.

How did the fund perform in the past 12 months?

The Spectrum Moderate Growth Allocation Fund returned 5.54% for the 12 months ended May 31, 2020. The fund underperformed its combined index benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Diversification and security selection weighed on the fund’s relative performance, while the impact from tactical asset allocation was mixed. Regarding diversifying sectors, an allocation to real assets stocks hurt relative returns. Demand shocks driven by the coronavirus pandemic and the subsequent decline in economic activity have weighed heavily on energy prices. Allocations to emerging markets bonds and high yield bonds also detracted. These sectors, which are considered to be higher-risk assets within fixed income, sold off sharply as investors shunned such assets during the precipitous decline in global equity markets in the first quarter of 2020. Results were also negatively impacted by the fund’s allocation to cash, which lagged stocks and bonds. Conversely, exposure to long-term U.S. Treasuries, which benefited from falling rates and investor preference for perceived safe-haven assets, contributed to relative results.

Security selection in the fund’s underlying investments detracted from relative returns, led by adverse selection among U.S. large-cap growth and value stocks. The investment-grade debt strategy also trailed its style-specific benchmark. These negative impacts were partly offset by significant outperformance in the underlying U.S. small-cap strategy, as well as by outperformance in the international developed and emerging markets stock strategies.

Tactical decisions to overweight and underweight asset classes had a mixed impact on relative results. As global equity markets declined rapidly during the coronavirus-induced sell-off, we took the opportunity to lean into risk in a measured way. As a result, we were overweight to equities as markets recovered, which lifted relative performance. An underweight to real assets stocks relative to global stocks also added value. Conversely, returns were negatively impacted by an underweight allocation to long-term U.S. Treasuries, which significantly outpaced the broad investment-grade universe.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds detracted from relative returns. While the Blackstone Hedge Fund Solutions strategy outpaced its style-specific, conservative hedge fund of funds index, the strategy underperformed cash, equity, and fixed income indices. Additionally, the fund can employ derivatives to manage cash flow and more efficiently achieve targeted market exposure. In the last six months, the use of these equity futures had a negative impact on the fund’s performance.

How are the Spectrum Allocation Funds positioned?

As of May 31, 2020, we were overweight to global stocks relative to bonds. In late 2019, we increased our allocation to equities relative to bonds against a backdrop of stabilizing global growth and improving U.S.-China trade relations. As equity markets sold off in late February into March due to the coronavirus pandemic, we incrementally added to our exposure, given attractive stock valuations. However, given the velocity of the recent rebound, we have moderated our overweight to equities to take some risk off the table.

Stocks
On a regional basis, we moved from an underweight to U.S. equities to a neutral position relative to international stocks. The U.S. market has a more defensive profile, given higher exposure to the technology and communications sectors that have proven to be more resilient in the current environment. U.S. equities may be better positioned to benefit from a rebound in growth buoyed by unprecedented fiscal and monetary stimulus, while international equities are facing notable headwinds as fragile economies are likely to experience a prolonged contraction amid the pandemic. We reduced our allocation to emerging markets equities. We similarly moderated our overweight to emerging markets equities amid expectations for a weaker global growth profile and its impact on international trade. With the notable exception of China, developing countries face meaningful challenges to contain the coronavirus and have limited tools to support growth.

In the U.S., we remain overweight to growth stocks relative to value stocks. Secular growth companies have held up in the sell-off and are less sensitive to the broad macroeconomic environment, unlike more cyclically exposed value-oriented equities. We moderated our overweight to U.S. small-cap equities given their higher exposure to consumer spending and limited balance sheet flexibility relative to U.S. large-caps in an uncertain economic environment. Larger companies may be better positioned to weather an economic downturn, but they are vulnerable to global supply chain disruptions.

We remain underweight to inflation-sensitive real assets equities. The structural oversupply in the energy sector is a concern. While stabilization in China’s growth outlook due to containment may favor commodities, disruption due to the outbreak may linger for months.

Bonds
Yields for U.S. investment-grade bonds remain near record lows. We increased our position in high yield bonds, as their yields reached attractive entry points for long-term investors. High yield bonds could deliver equity-like returns postcrisis with lower overall volatility. Within the noninvestment-grade sector, we increased our overweight to floating rate bank loans, which sold off, leaving spreads at historically attractive levels. Floating rate loans also have less exposure to the energy sector and a higher standing in the capital structure.

We modestly increased our exposure to currency-hedged nondollar bonds prior to the sell-off and are now overweight. Earlier in the year, we modestly increased our exposure to currency-hedged nondollar bonds, which offer diversification across yield curves and credit, and we are now overweight. On a U.S. dollar-hedged basis, nondollar bond yields are reasonably attractive for U.S.-based investors, although the hedged-yield advantage has moderated as short-term interest rate differentials have narrowed, and yields are anchored by aggressive central bank policies in response to the pandemic. We are overweight to emerging markets bonds given attractive valuations and accommodative developed market monetary policies, which should be supportive. However, idiosyncratic risks, limited health care infrastructure, and the lack of sufficient economic means to support growth present challenges for emerging markets bonds.

What is portfolio management’s outlook for the Spectrum Allocation Funds?

The financial impact of the coronavirus pandemic reverberated across asset classes and regions, as the economic effect of extensive government-enforced social distancing measures and the subsequent halt in global economic activity drove extreme market volatility in recent months. The velocity of the market decline and subsequent rebound is, however, unparalleled as global markets have shrugged off alarming economic data with the hopes that a swift recovery will ensue once commercial activities resume. Optimistic investor sentiment has been reflected in the continued recovery in risk assets. However, we believe caution is warranted. While today’s economy is not plagued by the structural challenges of prior recessions, it is unclear whether markets will continue to disregard the negative data should further shocks materialize. Moreover, while geopolitical risks receded amid the initial wave of the pandemic, renewed tensions between the U.S. and China have emerged as a potential obstacle to a sustained recovery.

We believe that policymakers are now more coordinated in their responses to stem the impacts of the pandemic on the global economy. The Federal Reserve and other major central banks have taken unprecedented steps to counter economic and market liquidity concerns by lowering interest rates and pledging a renewal of quantitative easing measures. The U.S. and several other countries are also implementing fiscal stimulus measures to support their economies. The aggressive measures taken by policymakers are, in our view, important in providing stability and liquidity to volatile markets.

The current heightened volatility in global markets underscores the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces on the horizon that can drive global financial markets, we believe that the broad diversification of the Spectrum Allocation Funds and T. Rowe Price’s strengths in fundamental research will help us deliver solid returns in a variety of market environments over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN STOCKS

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Combined index benchmarks: Unmanaged blended index benchmarks composed of the following underlying indexes as of May 31, 2020:

■	Spectrum Conservative Allocation—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 20% money market securities (FTSE 3-Month Treasury Bill Index).

■	Spectrum Moderate Allocation—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (FTSE 3-Month Treasury Bill Index).

■	Spectrum Moderate Growth Allocation—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Bloomberg Barclays U.S. Aggregate Bond Index).

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2020 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

May 31, 2020

## PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

| | Shares/Par | $ Value |
|---|---|---|
| **COMMON STOCKS 38.0%** | | |
| **COMMUNICATION SERVICES 3.5%** | | |
| **Diversified Telecommunication Services 0.2%** | | |
| KT (KRW) | 25,579 | 502 |
| Nippon Telegraph & Telephone (JPY) | 167,000 | 3,801 |
| Telecom Italia (EUR) | 1,037,454 | 401 |
| | | **4,704** |
| **Entertainment 0.5%** | | |
| Cinemark Holdings | 14,300 | 215 |
| Electronic Arts (1) | 3,643 | 448 |
| Netflix (1) | 14,592 | 6,125 |
| Sea, ADR (1) | 8,468 | 676 |
| Spotify Technology (1) | 5,540 | 1,002 |
| Walt Disney | 16,572 | 1,944 |
| Zynga, Class A (1) | 61,800 | 565 |
| | | **10,975** |
| **Interactive Media & Services 2.5%** | | |
| Alphabet, Class A (1) | 2,373 | 3,402 |
| Alphabet, Class C (1)(2) | 13,984 | 19,982 |
| Baidu, ADR (1) | 3,571 | 380 |
| Facebook, Class A (1)(2) | 81,895 | 18,434 |
| IAC/InterActiveCorp (1) | 6,594 | 1,783 |
| JOYY, ADR (1) | 13,451 | 821 |
| Match Group (1) | 246 | 22 |
| NAVER (KRW) | 4,615 | 844 |
| Snap, Class A (1) | 22,216 | 421 |
| Tencent Holdings (HKD) | 143,290 | 7,760 |
| Z Holdings (JPY) | 174,300 | 717 |
| | | **54,566** |
| **Media 0.2%** | | |
| Cable One | 587 | 1,108 |
| CyberAgent (JPY) | 25,900 | 1,310 |

| | | |
|---|---|---|
| National CineMedia | 31,405 | 86 |
| Stroeer (EUR) | 9,624 | 700 |
| WPP (GBP) | 136,440 | 1,038 |
| | | **4,242** |
| **Wireless Telecommunication Services 0.1%** | | |
| SoftBank Group (JPY) | 19,600 | 895 |
| Vodafone Group, ADR | 96,689 | 1,596 |
| | | **2,491** |
| **Total Communication Services** | | **76,978** |
| **CONSUMER DISCRETIONARY 4.5%** | | |
| **Auto Components 0.2%** | | |
| Aptiv | 716 | 54 |
| Autoliv, SDR (SEK) | 11,990 | 762 |
| Denso (JPY) | 16,200 | 624 |
| Gentherm (1) | 8,138 | 331 |
| Magna International | 51,244 | 2,162 |
| Stanley Electric (JPY) | 35,700 | 872 |
| Sumitomo Rubber Industries (JPY) | 44,400 | 454 |
| Visteon (1) | 3,643 | 262 |
| | | **5,521** |
| **Automobiles 0.2%** | | |
| Ferrari | 78 | 13 |
| Honda Motor (JPY) | 22,900 | 596 |
| Suzuki Motor (JPY) | 25,200 | 879 |
| Toyota Motor (JPY) | 41,800 | 2,634 |
| | | **4,122** |
| **Diversified Consumer Services 0.0%** | | |
| API Group (1) | 17,750 | 200 |
| API Group, Warrants, 10/10/20 (1) | 17,750 | 17 |
| Bright Horizons Family Solutions (1) | 3,645 | 408 |
| ServiceMaster Global Holdings (1) | 3,500 | 115 |
| Strategic Education | 800 | 136 |
| | | **876** |

| | | |
|---|---|---|
| **Hotels, Restaurants & Leisure 0.7%** | | |
| BJ's Restaurants, Acquisition Date: 5/5/20, Cost $245 (1)(3) | 12,242 | 253 |
| Chipotle Mexican Grill (1) | 977 | 981 |
| Chuy's Holdings (1) | 12,313 | 197 |
| Compass Group (GBP) | 62,543 | 917 |
| Darden Restaurants | 1,148 | 88 |
| Denny's (1) | 16,300 | 177 |
| Drive Shack (1) | 27,700 | 49 |
| Dunkin' Brands Group | 4,600 | 294 |
| Fiesta Restaurant Group (1) | 20,884 | 172 |
| Hilton Worldwide Holdings | 28,143 | 2,232 |
| Marriott International, Class A | 24,365 | 2,156 |
| McDonald's | 17,545 | 3,269 |
| OneSpaWorld Holdings | 13,540 | 89 |
| Papa John's International | 11,600 | 904 |
| Red Robin Gourmet Burgers (1) | 7,754 | 107 |
| Restaurant Brands International | 466 | 25 |
| Wynn Resorts | 1,519 | 126 |
| Yum! Brands | 31,672 | 2,842 |
| | | **14,878** |
| **Household Durables 0.2%** | | |
| Cavco Industries (1) | 1,240 | 236 |
| Panasonic (JPY) | 119,100 | 1,067 |
| Persimmon (GBP) | 36,718 | 1,047 |
| Skyline Champion (1) | 11,784 | 293 |
| Sony (JPY) | 19,600 | 1,269 |
| Tempur Sealy International (1) | 5,050 | 329 |
| TRI Pointe Group (1) | 18,606 | 267 |
| | | **4,508** |
| **Internet & Direct Marketing Retail 2.1%** | | |
| A Place for Rover, Acquisition Date: 5/25/18, Cost $3 (1)(3)(4) | 402 | 2 |
| Alibaba Group Holding, ADR (1)(2) | 57,256 | 11,874 |
| Amazon.com (1)(2) | 12,277 | 29,985 |
| ASOS (GBP) (1) | 36,621 | 1,365 |
| Booking Holdings (1) | 1,438 | 2,357 |

| | | |
|---|---|---|
| Etsy (1) | 280 | 23 |
| Trip.com Group, ADR (1) | 3,542 | 94 |
| Zalando (EUR) (1) | 20,537 | 1,397 |
| | | **47,097** |
| **Multiline Retail 0.3%** | | |
| Dollar General | 18,582 | 3,559 |
| Dollar Tree (1) | 2,889 | 283 |
| Next (GBP) | 15,439 | 934 |
| Ollie's Bargain Outlet Holdings (1) | 13,803 | 1,262 |
| Target | 8,746 | 1,070 |
| | | **7,108** |
| **Specialty Retail 0.5%** | | |
| Aaron's | 13,715 | 506 |
| Burlington Stores (1) | 5,100 | 1,069 |
| Five Below (1) | 1,500 | 157 |
| Home Depot | 2,333 | 580 |
| Kingfisher (GBP) | 493,478 | 1,198 |
| Michaels (1) | 32,100 | 124 |
| Monro | 12,225 | 674 |
| O'Reilly Automotive (1) | 2,675 | 1,116 |
| RH (1) | 1,698 | 368 |
| Ross Stores | 32,352 | 3,137 |
| TJX | 20,595 | 1,086 |
| | | **10,015** |
| **Textiles, Apparel & Luxury Goods 0.3%** | | |
| Allbirds, Acquisition Date: 10/10/18 - 12/21/18, Cost $49 (1)(3)(4) | 4,500 | 43 |
| Burberry Group (GBP) | 43,312 | 809 |
| Kering (EUR) | 2,023 | 1,061 |
| Lululemon Athletica (1) | 6,369 | 1,911 |
| Moncler (EUR) (1) | 33,594 | 1,259 |
| NIKE, Class B | 4,619 | 455 |
| Samsonite International (HKD) | 392,400 | 373 |

| | | |
|---|---|---|
| Steven Madden | 2,000 | 47 |
| | | **5,958** |
| **Total Consumer Discretionary** | | **100,083** |
| **CONSUMER STAPLES 1.5%** | | |
| **Beverages 0.2%** | | |
| Boston Beer, Class A (1) | 2,262 | 1,277 |
| Constellation Brands, Class A | 1,198 | 207 |
| Diageo (GBP) | 48,365 | 1,688 |
| Kirin Holdings (JPY) | 34,400 | 706 |
| | | **3,878** |
| **Food & Staples Retailing 0.1%** | | |
| Grocery Outlet Holding (1) | 1,100 | 40 |
| Performance Food Group (1) | 9,585 | 255 |
| Seven & i Holdings (JPY) | 45,500 | 1,561 |
| Welcia Holdings (JPY) | 9,400 | 791 |
| | | **2,647** |
| **Food Products 0.7%** | | |
| BellRing Brands, Class A (1) | 5,860 | 118 |
| Cal-Maine Foods (1) | 11,442 | 510 |
| Collier Creek Holdings (1) | 11,140 | 126 |
| Mondelez International, Class A | 7,879 | 410 |
| Nestle (CHF) | 70,072 | 7,608 |
| Nomad Foods (1) | 15,907 | 337 |
| Post Holdings (1) | 6,100 | 531 |
| Sanderson Farms | 3,300 | 436 |
| Simply Good Foods (1) | 3,700 | 63 |
| TreeHouse Foods (1) | 12,350 | 651 |
| Tyson Foods, Class A | 66,978 | 4,115 |
| Wilmar International (SGD) | 392,500 | 1,109 |
| | | **16,014** |
| **Household Products 0.0%** | | |
| Procter & Gamble | 679 | 79 |
| | | **79** |

| | | |
|---|---|---|
| **Personal Products 0.3%** | | |
| L'Oreal (EUR) (1) | 7,872 | 2,309 |
| Pola Orbis Holdings (JPY) | 17,000 | 332 |
| Unilever (GBP) | 87,764 | 4,713 |
| | | **7,354** |
| **Tobacco 0.2%** | | |
| Altria Group | 32,676 | 1,276 |
| Philip Morris International | 24,074 | 1,766 |
| | | **3,042** |
| **Total Consumer Staples** | | **33,014** |
| **ENERGY 1.0%** | | |
| **Energy Equipment & Services 0.1%** | | |
| Computer Modelling Group (CAD) | 18,900 | 63 |
| Dril-Quip (1) | 4,000 | 122 |
| Halliburton | 90,893 | 1,068 |
| Liberty Oilfield Services, Class A | 33,464 | 172 |
| NexTier Oilfield Solutions (1) | 52,800 | 153 |
| Schlumberger | 31,632 | 584 |
| Worley (AUD) | 107,820 | 606 |
| | | **2,768** |
| **Oil, Gas & Consumable Fuels 0.9%** | | |
| Chevron | 19,799 | 1,816 |
| ConocoPhillips | 6,590 | 278 |
| Continental Resources | 30,275 | 370 |
| Devon Energy | 14,500 | 157 |
| Diamondback Energy | 11,200 | 477 |
| Enbridge | 64,838 | 2,104 |
| EOG Resources | 2,870 | 146 |
| Equinor (NOK) | 114,488 | 1,670 |
| Exxon Mobil | 35,096 | 1,596 |
| Hess | 11,252 | 534 |
| Kosmos Energy | 9,408 | 17 |
| Magnolia Oil & Gas, Class A (1) | 42,651 | 237 |
| New Fortress Energy (1) | 5,178 | 72 |

| | | |
|---|---|---|
| Parsley Energy, Class A | 10,097 | 92 |
| Phillips 66 | 4,747 | 371 |
| Pioneer Natural Resources | 696 | 64 |
| Royal Dutch Shell, Class B, ADR | 27,682 | 843 |
| Seven Generations Energy, Class A (CAD) (1) | 24,800 | 52 |
| TC Energy | 69,461 | 3,126 |
| TOTAL (EUR) | 62,145 | 2,357 |
| Valero Energy | 6,490 | 432 |
| Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $9 (1)(3)(4) | 3 | 12 |
| Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $134 (1)(3)(4) | 37 | 142 |
| Williams | 124,489 | 2,543 |
| | | **19,508** |
| **Total Energy** | | **22,276** |
| **FINANCIALS 4.8%** | | |
| **Banks 1.5%** | | |
| Atlantic Capital Bancshares (1) | 7,494 | 85 |
| Australia & New Zealand Banking Group (AUD) | 72,073 | 858 |
| Bank of America | 289,312 | 6,978 |
| BankUnited | 20,000 | 370 |
| BNP Paribas (EUR) (1) | 41,801 | 1,504 |
| Bridge Bancorp | 7,700 | 164 |
| CenterState Bank | 16,945 | 268 |
| Close Brothers Group (GBP) | 21,243 | 284 |
| Columbia Banking System | 6,100 | 149 |
| CrossFirst Bankshares (1) | 13,363 | 130 |
| DBS Group Holdings (SGD) | 49,067 | 679 |
| DNB (NOK) | 150,949 | 2,060 |
| Dogwood State Bank, Non-Voting Shares, Acquisition Date: 5/6/19, Cost $24 (1)(3)(4) | 2,412 | 13 |
| Dogwood State Bank, Voting Shares, Acquisition Date: 5/6/19, Cost $12 (1)(3)(4) | 1,185 | 6 |
| Dogwood State Bank, Warrants, 5/6/24, Acquisition Date: 5/6/19, Cost $- (1)(3)(4) | 360 | — |
| East West Bancorp | 9,800 | 343 |
| Equity Bancshares, Class A (1) | 7,000 | 114 |

| | | |
|---|---|---|
| Erste Group Bank (EUR) (1) | 28,318 | 626 |
| FB Financial | 12,083 | 285 |
| Fifth Third Bancorp | 56,414 | 1,094 |
| First Bancshares | 8,192 | 174 |
| Grasshopper Bancorp, Acquisition Date: 10/12/18 - 5/2/19, Cost $41 (1)(3)(4) | 4,129 | 31 |
| Grasshopper Bancorp, Warrants, 10/12/28, Acquisition Date: 10/12/18, Cost $- (1)(3)(4) | 803 | 2 |
| Heritage Commerce | 21,416 | 174 |
| Heritage Financial | 9,000 | 171 |
| Home BancShares | 38,100 | 551 |
| Independent Bank Group | 1,614 | 61 |
| ING Groep (EUR) | 242,827 | 1,579 |
| Intesa Sanpaolo (EUR) (1) | 371,122 | 646 |
| Investors Bancorp | 24,700 | 214 |
| JPMorgan Chase | 396 | 39 |
| Live Oak Bancshares | 11,525 | 156 |
| Lloyds Banking Group (GBP) | 2,599,767 | 959 |
| Mitsubishi UFJ Financial Group (JPY) | 222,500 | 924 |
| National Bank of Canada (CAD) | 41,970 | 1,828 |
| Origin Bancorp | 10,211 | 213 |
| Pacific Premier Bancorp | 14,300 | 309 |
| Pinnacle Financial Partners | 10,917 | 435 |
| PNC Financial Services Group | 5,343 | 609 |
| Popular | 3,800 | 150 |
| Professional Holding, Class A (1) | 3,461 | 49 |
| Prosperity Bancshares | 6,100 | 399 |
| Seacoast Banking (1) | 18,675 | 406 |
| Signature Bank | 2,930 | 302 |
| South State | 3,921 | 206 |
| Standard Chartered (GBP) | 73,058 | 333 |
| Sumitomo Mitsui Trust Holdings (JPY) | 27,389 | 810 |
| Svenska Handelsbanken, A Shares (SEK) (1) | 155,934 | 1,473 |
| Towne Bank | 9,698 | 183 |
| Truist Financial | 41,793 | 1,537 |
| United Overseas Bank (SGD) | 82,400 | 1,141 |
| Webster Financial | 9,069 | 257 |

| | | |
|---|---|---|
| Wells Fargo | 1,958 | 52 |
| Western Alliance Bancorp | 13,600 | 519 |
| | | **32,902** |
| **Capital Markets 1.1%** | | |
| Cboe Global Markets | 7,364 | 784 |
| Charles Schwab | 65,656 | 2,358 |
| CME Group | 9,979 | 1,822 |
| Conyers Park II Acquisition (1) | 11,442 | 124 |
| E*TRADE Financial | 52,289 | 2,381 |
| Goldman Sachs Group | 5,425 | 1,066 |
| Intercontinental Exchange | 30,861 | 3,001 |
| Macquarie Group (AUD) | 18,467 | 1,358 |
| Morgan Stanley | 193,782 | 8,565 |
| MSCI | 1,207 | 397 |
| S&P Global | 6,662 | 2,165 |
| State Street | 2,298 | 140 |
| TD Ameritrade Holding | 8,178 | 305 |
| XP, Class A (1) | 6,053 | 184 |
| | | **24,650** |
| **Consumer Finance 0.1%** | | |
| Capital One Financial | 40,715 | 2,770 |
| Encore Capital Group (1) | 10,162 | 323 |
| PRA Group (1) | 10,935 | 373 |
| SLM | 19,500 | 148 |
| | | **3,614** |
| **Diversified Financial Services 0.2%** | | |
| Challenger (AUD) | 167,248 | 560 |
| Element Fleet Management (CAD) | 189,743 | 1,349 |
| Equitable Holdings | 131,638 | 2,516 |
| Mitsubishi UFJ Lease & Finance (JPY) | 124,000 | 608 |
| | | **5,033** |
| **Insurance 1.8%** | | |
| AIA Group (HKD) | 112,000 | 919 |
| American International Group | 240,407 | 7,227 |
| Assurant | 5,614 | 576 |

| | | |
|---|---|---|
| Aviva (GBP) | 194,752 | 601 |
| AXA (EUR) | 136,174 | 2,499 |
| Axis Capital Holdings | 10,700 | 402 |
| Chubb | 17,873 | 2,179 |
| Direct Line Insurance Group (GBP) | 123,025 | 403 |
| Hanover Insurance Group | 4,300 | 431 |
| Hartford Financial Services Group | 31,074 | 1,190 |
| Marsh & McLennan | 43,029 | 4,558 |
| MetLife | 53,442 | 1,924 |
| Munich Re (EUR) | 12,435 | 2,836 |
| PICC Property & Casualty, H Shares (HKD) | 1,416,000 | 1,239 |
| Ping An Insurance Group, H Shares (HKD) | 98,500 | 975 |
| ProSight Global (1) | 1,573 | 14 |
| Safety Insurance Group | 2,829 | 216 |
| Sampo, A Shares (EUR) | 47,071 | 1,691 |
| Selective Insurance Group | 12,200 | 640 |
| Selectquote (1) | 2,862 | 79 |
| Selectquote, Acquisition Date: 5/6/20, Cost $78 (1)(3) | 4,333 | 113 |
| State Auto Financial | 6,207 | 124 |
| Storebrand (NOK) (1) | 180,110 | 928 |
| Sun Life Financial (CAD) | 55,268 | 1,896 |
| Tokio Marine Holdings (JPY) | 39,400 | 1,709 |
| Willis Towers Watson | 12,418 | 2,519 |
| Zurich Insurance Group (CHF) | 5,344 | 1,729 |
| | | **39,617** |
| **Thrifts & Mortgage Finance 0.1%** | | |
| Capitol Federal Financial | 17,617 | 206 |
| Essent Group | 11,373 | 376 |
| Meridian Bancorp | 18,362 | 211 |
| PennyMac Financial Services | 14,552 | 489 |
| Radian Group | 11,200 | 178 |
| Sterling Bancorp | 13,559 | 39 |
| | | **1,499** |
| **Total Financials** | | **107,315** |

**HEALTH CARE 6.4%**

**Biotechnology 1.0%**

| | | |
|---|---|---|
| AbbVie | 69,948 | 6,482 |
| ACADIA Pharmaceuticals (1) | 2,585 | 128 |
| Acceleron Pharma (1) | 3,600 | 356 |
| Agios Pharmaceuticals (1) | 2,834 | 147 |
| Aimmune Therapeutics (1) | 7,973 | 132 |
| Alexion Pharmaceuticals (1) | 6,875 | 824 |
| Allogene Therapeutics (1) | 1,431 | 69 |
| Amarin, ADR (1) | 6,900 | 47 |
| Amgen | 231 | 53 |
| Apellis Pharmaceuticals (1) | 1,500 | 51 |
| Arcutis Biotherapeutics (1) | 1,380 | 46 |
| Argenx, ADR (1) | 3,458 | 758 |
| Ascendis Pharma, ADR (1) | 9,610 | 1,398 |
| Biogen (1) | 55 | 17 |
| Blueprint Medicines (1) | 5,074 | 331 |
| CRISPR Therapeutics (1) | 634 | 41 |
| CSL (AUD) | 2,997 | 555 |
| Enanta Pharmaceuticals (1) | 500 | 26 |
| G1 Therapeutics (1) | 2,815 | 48 |
| Global Blood Therapeutics (1) | 8,839 | 618 |
| Homology Medicines (1) | 4,223 | 60 |
| IGM Biosciences (1) | 1,933 | 125 |
| Immunomedics (1) | 7,300 | 245 |
| Incyte (1) | 11,175 | 1,139 |
| Insmed (1) | 16,080 | 391 |
| Iovance Biotherapeutics (1) | 1,600 | 51 |
| Krystal Biotech (1) | 1,453 | 75 |
| Momenta Pharmaceuticals (1) | 9,517 | 300 |
| Orchard Therapeutics, ADR (1) | 11,331 | 108 |
| Principia Biopharma (1) | 3,039 | 194 |
| PTC Therapeutics (1) | 2,100 | 106 |
| Radius Health (1) | 16,791 | 213 |
| Regeneron Pharmaceuticals (1) | 516 | 316 |

| | | |
|---|---|---|
| Scholar Rock Holding (1) | 3,244 | 60 |
| Seattle Genetics (1) | 4,133 | 650 |
| Tricida (1) | 5,452 | 146 |
| Ultragenyx Pharmaceutical (1) | 6,142 | 420 |
| Vertex Pharmaceuticals (1) | 18,681 | 5,379 |
| Xencor (1) | 7,739 | 234 |
| Zentalis Pharmaceuticals (1) | 1,218 | 64 |
| | | **22,403** |
| **Health Care Equipment & Supplies 2.0%** | | |
| Abbott Laboratories | 7,666 | 728 |
| Alcon (CHF) (1) | 9,740 | 631 |
| AtriCure (1) | 6,719 | 321 |
| Avanos Medical (1) | 10,892 | 317 |
| Axonics Modulation Technologies (1) | 2,379 | 87 |
| Becton Dickinson & Company | 17,093 | 4,221 |
| Boston Scientific (1) | 70,439 | 2,676 |
| Danaher (2) | 80,275 | 13,375 |
| Elekta, B Shares (SEK) (5) | 82,236 | 868 |
| Exact Sciences (1) | 5,732 | 492 |
| GN Store Nord (DKK) | 3,328 | 181 |
| ICU Medical (1) | 2,314 | 462 |
| Inari Medical (1) | 696 | 31 |
| Intuitive Surgical (1) | 6,522 | 3,783 |
| iRhythm Technologies (1) | 5,253 | 653 |
| JAND, Class A, Acquisition Date: 3/9/18, Cost $54 (1)(3)(4) | 3,441 | 67 |
| Koninklijke Philips (EUR) (1) | 86,473 | 3,931 |
| Medtronic | 6,446 | 635 |
| Nevro (1) | 2,709 | 340 |
| NuVasive (1) | 4,300 | 261 |
| Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $114 (1)(3)(4) | 30,352 | 57 |
| Penumbra (1) | 1,255 | 216 |
| Quidel (1) | 7,263 | 1,271 |
| Stryker | 34,070 | 6,668 |
| Teleflex | 124 | 45 |

| | | |
|---|---|---|
| Zimmer Biomet Holdings | 6,300 | 796 |
| | | **43,113** |
| **Health Care Providers & Services 1.4%** | | |
| Alignment Healthcare Partners, Acquisition Date: 2/28/20, Cost $75 (1)(3)(4) | 6,228 | 75 |
| Amedisys (1) | 3,553 | 682 |
| Anthem | 17,574 | 5,169 |
| Centene (1) | 34,342 | 2,275 |
| Cigna | 26,849 | 5,298 |
| Cross Country Healthcare (1) | 12,215 | 74 |
| CVS Health | 21,095 | 1,383 |
| Fresenius (EUR) | 35,964 | 1,739 |
| Hanger (1) | 19,963 | 367 |
| HCA Healthcare | 30,965 | 3,310 |
| Humana | 1,875 | 770 |
| Molina Healthcare (1) | 6,312 | 1,173 |
| Pennant Group (1) | 5,929 | 151 |
| U.S. Physical Therapy | 4,110 | 305 |
| UnitedHealth Group | 26,343 | 8,031 |
| | | **30,802** |
| **Health Care Technology 0.1%** | | |
| HMS Holdings (1) | 13,200 | 412 |
| Siemens Healthineers (EUR) | 29,496 | 1,532 |
| Tabula Rasa HealthCare (1) | 1,500 | 80 |
| Veeva Systems, Class A (1) | 2,105 | 461 |
| | | **2,485** |
| **Life Sciences Tools & Services 0.5%** | | |
| Adaptive Biotechnologies (1) | 3,364 | 130 |
| Agilent Technologies | 21,107 | 1,860 |
| Bruker | 12,635 | 547 |
| Evotec (EUR) (1)(5) | 19,921 | 542 |
| Thermo Fisher Scientific | 24,736 | 8,638 |
| | | **11,717** |
| **Pharmaceuticals 1.4%** | | |
| Astellas Pharma (JPY) | 215,200 | 3,845 |

| | | |
|---|---|---|
| Bausch Health (1) | 36,654 | 677 |
| Bayer (EUR) | 39,910 | 2,728 |
| Cara Therapeutics (1) | 4,202 | 67 |
| Catalent (1) | 13,333 | 1,036 |
| Elanco Animal Health (1) | 72,029 | 1,542 |
| GlaxoSmithKline, ADR | 57,009 | 2,390 |
| Ipsen (EUR) | 8,310 | 650 |
| Merck | 11,195 | 904 |
| MyoKardia (1) | 5,353 | 548 |
| Novartis (CHF) | 53,408 | 4,650 |
| Novo Nordisk, B Shares (DKK) | 13,417 | 879 |
| Odonate Therapeutics (1) | 955 | 31 |
| Otsuka Holdings (JPY) | 36,500 | 1,646 |
| Reata Pharmaceuticals, Class A (1) | 1,894 | 275 |
| Roche Holding (CHF) | 14,809 | 5,141 |
| Sanofi (EUR) | 26,830 | 2,624 |
| Takeda Pharmaceutical, ADR | 37,091 | 723 |
| TherapeuticsMD (1) | 90,799 | 103 |
| Turning Point Therapeutics (1) | 2,562 | 178 |
| Zoetis | 5,826 | 812 |
| | | **31,449** |
| **Total Health Care** | | **141,969** |
| **INDUSTRIALS & BUSINESS SERVICES 3.1%** | | |
| **Aerospace & Defense 0.3%** | | |
| Aerojet Rocketdyne Holdings (1) | 6,207 | 272 |
| Boeing | 162 | 24 |
| BWX Technologies | 7,908 | 495 |
| Cubic | 9,457 | 390 |
| L3Harris Technologies | 3,774 | 753 |
| Meggitt (GBP) | 243,705 | 842 |
| Northrop Grumman | 1,229 | 412 |
| Safran (EUR) (1) | 10,504 | 1,012 |
| Teledyne Technologies (1) | 2,720 | 1,017 |
| | | **5,217** |

| | | |
|---|---|---|
| **Air Freight & Logistics 0.0%** | | |
| United Parcel Service, Class B | 4,706 | 469 |
| | | **469** |
| **Airlines 0.0%** | | |
| Alclear Holdings, Class B, Acquisition Date: 3/6/18 - 12/13/18, Cost $137 (1)(3)(4)(6) | 917 | 183 |
| United Airlines Holdings (1) | 303 | 9 |
| | | **192** |
| **Building Products 0.0%** | | |
| Gibraltar Industries (1) | 10,633 | 468 |
| PGT Innovations (1) | 14,966 | 204 |
| | | **672** |
| **Commercial Services & Supplies 0.1%** | | |
| ADT | 15,070 | 107 |
| Brink's | 10,412 | 417 |
| Cintas | 1,629 | 404 |
| Heritage-Crystal Clean (1) | 8,700 | 148 |
| MSA Safety | 500 | 59 |
| Rentokil Initial (GBP) | 80,405 | 497 |
| Team (1) | 13,300 | 66 |
| Tetra Tech | 2,200 | 174 |
| | | **1,872** |
| **Construction & Engineering 0.1%** | | |
| Jacobs Engineering Group | 20,822 | 1,749 |
| Valmont Industries | 603 | 69 |
| | | **1,818** |
| **Electrical Equipment 0.4%** | | |
| ABB (CHF) | 75,934 | 1,507 |
| AZZ | 9,800 | 310 |
| Legrand (EUR) | 12,780 | 876 |
| Melrose Industries (GBP) | 721,788 | 1,040 |
| Mitsubishi Electric (JPY) | 173,900 | 2,296 |
| Prysmian (EUR) | 46,484 | 996 |
| Rockwell Automation | 9,465 | 2,046 |

| | | |
|---|---|---|
| Thermon Group Holdings (1) | 3,800 | 61 |
| | | **9,132** |
| **Industrial Conglomerates 0.8%** | | |
| CK Hutchison Holdings (HKD) | 129,229 | 796 |
| DCC (GBP) | 15,009 | 1,259 |
| General Electric | 907,527 | 5,962 |
| Honeywell International | 19,940 | 2,908 |
| Roper Technologies | 8,499 | 3,347 |
| Siemens (EUR) | 36,405 | 4,014 |
| | | **18,286** |
| **Machinery 0.5%** | | |
| Chart Industries (1) | 5,806 | 228 |
| Cummins | 2,225 | 377 |
| Deere | 16,698 | 2,540 |
| ESCO Technologies | 8,049 | 665 |
| Federal Signal | 6,000 | 175 |
| Fortive | 4,092 | 250 |
| Graco | 8,200 | 395 |
| Helios Technologies | 7,740 | 277 |
| Ingersoll Rand (1) | 18,779 | 530 |
| John Bean Technologies | 8,271 | 679 |
| KION Group (EUR) | 17,474 | 978 |
| Knorr-Bremse (EUR) | 8,146 | 863 |
| Meritor (1) | 23,900 | 487 |
| Mueller Water Products, Class A | 30,700 | 287 |
| SMC (JPY) | 1,300 | 658 |
| Stanley Black & Decker | 1,442 | 181 |
| THK (JPY) | 44,300 | 1,159 |
| Toro | 5,100 | 362 |
| | | **11,091** |
| **Marine 0.0%** | | |
| Matson | 15,800 | 451 |
| | | **451** |
| **Professional Services 0.3%** | | |
| Clarivate (1) | 33,701 | 771 |

| | | |
|---|---|---|
| CoStar Group (1) | 2,365 | 1,553 |
| Equifax | 7,038 | 1,081 |
| IHS Markit | 1,023 | 71 |
| Recruit Holdings (JPY) | 45,800 | 1,578 |
| TechnoPro Holdings (JPY) | 14,500 | 870 |
| Teleperformance (EUR) | 2,678 | 638 |
| Upwork (1) | 6,300 | 78 |
| | | **6,640** |
| **Road & Rail 0.4%** | | |
| Canadian Pacific Railway | 2,172 | 542 |
| Central Japan Railway (JPY) | 7,700 | 1,320 |
| Kansas City Southern | 4,100 | 617 |
| Knight-Swift Transportation Holdings | 16,852 | 701 |
| Landstar System | 2,500 | 291 |
| Norfolk Southern | 13,135 | 2,342 |
| Saia (1) | 2,000 | 217 |
| Union Pacific | 13,272 | 2,254 |
| | | **8,284** |
| **Trading Companies & Distributors 0.2%** | | |
| Ashtead Group (GBP) | 28,334 | 846 |
| Bunzl (GBP) | 26,613 | 623 |
| Mitsubishi (JPY) | 43,600 | 1,019 |
| SiteOne Landscape Supply (1) | 9,614 | 1,022 |
| Sumitomo (JPY) | 104,000 | 1,253 |
| | | **4,763** |
| **Total Industrials & Business Services** | | **68,887** |
| **INFORMATION TECHNOLOGY 8.6%** | | |
| **Communications Equipment 0.2%** | | |
| LM Ericsson, B Shares (SEK) | 196,356 | 1,798 |
| Motorola Solutions | 12,468 | 1,688 |
| | | **3,486** |
| **Electronic Equipment, Instruments & Components 0.4%** | | |
| Belden | 1,500 | 51 |
| CTS | 15,663 | 334 |

| | | |
|---|---|---|
| Hamamatsu Photonics (JPY) | 25,700 | 1,168 |
| Keysight Technologies (1) | 28,862 | 3,121 |
| Largan Precision (TWD) | 6,000 | 769 |
| Littelfuse | 2,410 | 392 |
| Murata Manufacturing (JPY) | 24,900 | 1,400 |
| National Instruments | 15,775 | 611 |
| Novanta (1) | 8,151 | 837 |
| Omron (JPY) | 14,600 | 969 |
| | | **9,652** |
| **IT Services 2.0%** | | |
| Amadeus IT Group, A Shares (EUR) | 19,244 | 1,006 |
| ANT International, Class C, Acquisition Date: 6/7/18, Cost $481 (1)(3)(4) | 85,814 | 602 |
| Automatic Data Processing | 277 | 41 |
| Booz Allen Hamilton Holding | 7,600 | 606 |
| Euronet Worldwide (1) | 3,900 | 369 |
| Evo Payments, Class A (1) | 3,837 | 85 |
| Fidelity National Information Services | 33,480 | 4,648 |
| Fiserv (1) | 36,941 | 3,944 |
| FleetCor Technologies (1) | 2,151 | 524 |
| Global Payments | 29,207 | 5,242 |
| Mastercard, Class A | 26,959 | 8,112 |
| NTT Data (JPY) | 101,700 | 1,179 |
| Parsons (1) | 4,710 | 192 |
| PayPal Holdings (1) | 39,446 | 6,115 |
| ServiceTitan, Acquisition Date: 11/9/18, Cost $4 (1)(3)(4) | 151 | 5 |
| StoneCo, Class A (1) | 7,154 | 227 |
| Twilio, Class A (1) | 536 | 106 |
| Visa, Class A | 49,711 | 9,706 |
| Wix.com (1) | 3,888 | 864 |
| | | **43,573** |
| **Semiconductors & Semiconductor Equipment 2.3%** | | |
| Advanced Micro Devices (1) | 23,517 | 1,265 |
| Applied Materials | 120,741 | 6,783 |
| ASML Holding | 2,672 | 880 |
| ASML Holding (EUR) | 7,265 | 2,380 |

| | | |
|---|---|---|
| Broadcom | 11,017 | 3,209 |
| Entegris | 17,600 | 1,054 |
| Inphi (1) | 1,205 | 151 |
| Intel | 46,953 | 2,955 |
| KLA | 749 | 132 |
| Lam Research | 2,804 | 767 |
| Lattice Semiconductor (1) | 45,859 | 1,141 |
| Marvell Technology Group | 51,795 | 1,690 |
| Maxim Integrated Products | 6,114 | 353 |
| Micron Technology (1) | 72,072 | 3,453 |
| MKS Instruments | 1,200 | 127 |
| Monolithic Power Systems | 782 | 164 |
| NVIDIA | 13,228 | 4,696 |
| NXP Semiconductors | 53,854 | 5,175 |
| PDF Solutions (1) | 12,534 | 214 |
| QUALCOMM | 76,099 | 6,155 |
| Renesas Electronics (JPY) (1) | 81,200 | 422 |
| Semtech (1) | 3,700 | 197 |
| Taiwan Semiconductor Manufacturing (TWD) | 308,719 | 3,001 |
| Texas Instruments | 24,745 | 2,938 |
| Tokyo Electron (JPY) | 5,300 | 1,067 |
| Xilinx | 13,641 | 1,254 |
| | | **51,623** |
| **Software 3.0%** | | |
| Atlassian, Class A (1) | 5,059 | 937 |
| Avalara (1) | 500 | 54 |
| Ceridian HCM Holding (1) | 10,603 | 730 |
| Checkr, Acquisition Date: 6/29/18 - 12/2/19, Cost $36 (1)(3)(4) | 1,585 | 34 |
| Citrix Systems | 2,053 | 304 |
| Coupa Software (1) | 1,872 | 426 |
| Descartes Systems Group (1) | 16,300 | 776 |
| DocuSign (1) | 8,596 | 1,201 |
| Five9 (1) | 6,305 | 657 |
| Intuit | 19,040 | 5,528 |
| Microsoft (2) | 153,447 | 28,119 |
| nCino, Acquisition Date: 9/16/19, Cost $75 (1)(3)(4) | 3,438 | 75 |

| | | |
|---|---|---|
| Paycom Software (1) | 3,736 | 1,110 |
| Proofpoint (1) | 4,700 | 546 |
| salesforce.com (1) | 29,708 | 5,193 |
| SAP (EUR) | 18,716 | 2,389 |
| ServiceNow (1) | 17,327 | 6,722 |
| Splunk (1) | 13,401 | 2,490 |
| SS&C Technologies Holdings | 13,563 | 785 |
| Synopsys (1) | 25,799 | 4,667 |
| Toast, Acquisition Date: 9/14/18, Cost $- (1)(3)(4) | 9 | — |
| VMware, Class A (1) | 6,056 | 946 |
| Workday, Class A (1) | 14,418 | 2,645 |
| Zendesk (1) | 1,500 | 129 |
| | | **66,463** |
| **Technology Hardware, Storage & Peripherals 0.7%** | | |
| Apple | 38,033 | 12,092 |
| Samsung Electronics (KRW) | 66,742 | 2,749 |
| | | **14,841** |
| **Total Information Technology** | | **189,638** |
| **MATERIALS 1.6%** | | |
| **Chemicals 0.9%** | | |
| Air Liquide (EUR) | 11,331 | 1,541 |
| Air Products & Chemicals | 127 | 31 |
| Asahi Kasei (JPY) | 143,100 | 1,137 |
| BASF (EUR) | 20,445 | 1,113 |
| Covestro (EUR) (1) | 17,500 | 651 |
| DuPont de Nemours | 22,333 | 1,133 |
| Element Solutions (1) | 30,705 | 334 |
| Johnson Matthey (GBP) | 44,154 | 1,164 |
| Linde | 40,096 | 8,113 |
| Minerals Technologies | 7,000 | 345 |
| PPG Industries | 16,905 | 1,719 |
| Quaker Chemical | 2,650 | 453 |
| Sherwin-Williams | 967 | 574 |
| Tosoh (JPY) | 13,700 | 191 |

| | | |
|---|---|---|
| Umicore (EUR) | 27,041 | 1,201 |
| | | **19,700** |
| **Containers & Packaging 0.3%** | | |
| Amcor, CDI (AUD) | 88,433 | 880 |
| International Paper | 40,829 | 1,390 |
| Packaging Corp. of America | 35,664 | 3,617 |
| Reynolds Consumer Products | 2,555 | 85 |
| Westrock | 25,146 | 705 |
| | | **6,677** |
| **Metals & Mining 0.3%** | | |
| Alcoa (1) | 17,100 | 158 |
| Antofagasta (GBP) | 104,909 | 1,146 |
| BHP Group (AUD) | 27,885 | 656 |
| BHP Group (GBP) | 66,091 | 1,300 |
| Constellium (1) | 25,900 | 213 |
| ERO Copper (CAD) (1) | 22,700 | 264 |
| Franco-Nevada (CAD) (5) | 3,200 | 449 |
| Haynes International | 7,362 | 168 |
| IGO (AUD) | 299,748 | 1,004 |
| Northern Star Resources (AUD) | 57,977 | 561 |
| Rio Tinto (AUD) | 8,599 | 537 |
| South32 (AUD) | 395,976 | 501 |
| | | **6,957** |
| **Paper & Forest Products 0.1%** | | |
| Stella-Jones (CAD) | 4,000 | 97 |
| Stora Enso, R Shares (EUR) (1) | 108,520 | 1,332 |
| West Fraser Timber (CAD) (5) | 6,200 | 168 |
| | | **1,597** |
| **Total Materials** | | **34,931** |
| **REAL ESTATE 1.0%** | | |
| **Equity Real Estate Investment Trusts 0.9%** | | |
| Acadia Realty Trust, REIT | 7,900 | 93 |
| American Campus Communities, REIT | 13,000 | 420 |
| American Tower, REIT | 598 | 154 |

| | | |
|---|---|---|
| Community Healthcare Trust, REIT | 2,800 | 102 |
| CubeSmart, REIT | 11,600 | 330 |
| Digital Realty Trust, REIT | 8,299 | 1,191 |
| Douglas Emmett, REIT | 2,400 | 70 |
| EastGroup Properties, REIT | 7,000 | 814 |
| First Industrial Realty Trust, REIT | 6,179 | 234 |
| Great Portland Estates (GBP) | 97,514 | 787 |
| JBG SMITH Properties, REIT | 18,047 | 537 |
| Paramount Group, REIT | 9,331 | 72 |
| Prologis, REIT | 111,728 | 10,223 |
| PS Business Parks, REIT | 5,278 | 705 |
| Regency Centers, REIT | 3,075 | 132 |
| Rexford Industrial Realty, REIT | 12,300 | 490 |
| Scentre Group (AUD) | 327,704 | 488 |
| Sun Communities, REIT | 11,625 | 1,595 |
| Weyerhaeuser, REIT | 28,776 | 581 |
| | | **19,018** |
| **Real Estate Management & Development 0.1%** | | |
| Deutsche Wohnen (EUR) | 2,170 | 97 |
| FirstService | 9,336 | 872 |
| Mitsui Fudosan (JPY) | 85,100 | 1,637 |
| | | **2,606** |
| **Total Real Estate** | | **21,624** |
| **UTILITIES 1.9%** | | |
| **Electric Utilities 1.0%** | | |
| American Electric Power | 15,551 | 1,326 |
| Edison International | 37,781 | 2,195 |
| Entergy | 27,997 | 2,851 |
| MGE Energy | 1,831 | 124 |
| NextEra Energy | 41,937 | 10,717 |
| PNM Resources | 20,755 | 847 |
| Southern | 75,640 | 4,317 |
| | | **22,377** |

| | | |
|---|---|---|
| **Gas Utilities 0.1%** | | |
| Beijing Enterprises Holdings (HKD) | 152,000 | 508 |
| Chesapeake Utilities | 5,050 | 456 |
| ONE Gas | 9,600 | 806 |
| Southwest Gas Holdings | 11,219 | 852 |
| | | **2,622** |
| **Independent Power & Renewable Electricity Producers 0.1%** | | |
| Electric Power Development (JPY) | 41,800 | 792 |
| NextEra Energy Partners | 5,600 | 286 |
| | | **1,078** |
| **Multi-Utilities 0.7%** | | |
| Ameren | 37,150 | 2,776 |
| CenterPoint Energy | 36,133 | 642 |
| Dominion Energy | 16,240 | 1,381 |
| Engie (EUR) (1) | 137,396 | 1,633 |
| National Grid (GBP) | 108,564 | 1,249 |
| NiSource | 38,324 | 913 |
| Sempra Energy | 46,922 | 5,927 |
| | | **14,521** |
| **Water Utilities 0.0%** | | |
| California Water Service Group | 6,200 | 291 |
| Middlesex Water | 4,447 | 302 |
| SJW Group | 6,653 | 418 |
| | | **1,011** |
| **Total Utilities** | | **41,609** |
| **Total Miscellaneous Common Stocks 0.1% (7)** | | **1,658** |
| **Total Common Stocks (Cost $567,367)** | | **839,982** |

## CONVERTIBLE PREFERRED STOCKS 0.2%

### CONSUMER DISCRETIONARY 0.0%

| | | |
|---|---|---|
| **Automobiles 0.0%** | | |
| Rivian Automotive, Series D, Acquisition Date: 12/23/19, Cost $107 (1)(3)(4) | 10,000 | 107 |
| | | **107** |

| | | |
|---|---|---|
| **Diversified Consumer Services 0.0%** | | |
| 1stdibs.com, Series D, Acquisition Date: 2/7/19, Cost $44 (1)(3)(4) | 8,813 | 33 |
| | | **33** |
| **Internet & Direct Marketing Retail 0.0%** | | |
| A Place for Rover, Series G, Acquisition Date: 5/11/18, Cost $43 (1)(3)(4) | 5,748 | 27 |
| Roofoods, Series F, Acquisition Date: 9/12/17, Cost $139 (1)(3)(4) | 393 | 153 |
| Roofoods, Series G, Acquisition Date: 5/16/19, Cost $5 (1)(3)(4) | 13 | 5 |
| | | **185** |
| **Specialty Retail 0.0%** | | |
| Vroom, Series F, Acquisition Date: 6/30/17, Cost $56 (1)(3)(4) | 3,299 | 90 |
| Vroom, Series H, Acquisition Date: 11/21/19, Cost $43 (1)(3)(4) | 1,570 | 42 |
| | | **132** |
| **Textiles, Apparel & Luxury Goods 0.0%** | | |
| Allbirds, Series A, Acquisition Date: 10/10/18, Cost $16 (1)(3)(4) | 1,470 | 14 |
| Allbirds, Series B, Acquisition Date: 10/10/18, Cost $3 (1)(3)(4) | 260 | 2 |
| Allbirds, Series C, Acquisition Date: 10/9/18, Cost $27 (1)(3)(4) | 2,470 | 24 |
| Allbirds, Series Seed, Acquisition Date: 10/10/18, Cost $9 (1)(3)(4) | 790 | 8 |
| | | **48** |
| **Total Consumer Discretionary** | | **505** |
| **CONSUMER STAPLES 0.0%** | | |
| **Food Products 0.0%** | | |
| Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $100 (1)(3)(4) | 5,409 | 93 |
| **Total Consumer Staples** | | **93** |
| **HEALTH CARE 0.0%** | | |
| **Biotechnology 0.0%** | | |
| Generation Bio, Series C, Acquisition Date: 1/9/20, Cost $35 (1)(3)(4) | 6,180 | 35 |
| | | **35** |

| | | |
|---|---|---|
| **Health Care Equipment & Supplies 0.0%** | | |
| Becton Dickinson & Company, Series B, 6.00%, 6/1/23 | 7,239 | 372 |
| JAND, Series E, Acquisition Date: 3/9/18, Cost $67 (1)(3)(4) | 4,246 | 83 |
| JAND, Series F, Acquisition Date: 4/3/20, Cost $101 (1)(3)(4) | 5,187 | 101 |
| | | **556** |
| **Total Health Care** | | **591** |
| **INDUSTRIALS & BUSINESS SERVICES 0.0%** | | |
| **Machinery 0.0%** | | |
| Fortive, Series A, 5.00%, 7/1/21 | 249 | 199 |
| Stanley Black & Decker, Series C, STEP, 5.00% (8) | 251 | 262 |
| | | **461** |
| **Road & Rail 0.0%** | | |
| Convoy, Series C, Acquisition Date: 9/14/18, Cost $68 (1)(3)(4) | 9,621 | 96 |
| Convoy, Series D, Acquisition Date: 10/30/19, Cost $84 (1)(3)(4) | 6,236 | 63 |
| | | **159** |
| **Total Industrials & Business Services** | | **620** |
| **INFORMATION TECHNOLOGY 0.1%** | | |
| **IT Services 0.0%** | | |
| ServiceTitan, Series A-1, Acquisition Date: 11/9/18, Cost $- (1)(3)(4) | 3 | — |
| ServiceTitan, Series D, Acquisition Date: 11/9/18, Cost $40 (1)(3)(4) | 1,534 | 52 |
| | | **52** |
| **Semiconductors & Semiconductor Equipment 0.0%** | | |
| Broadcom, Series A, 8.00%, 9/30/22 | 203 | 213 |
| | | **213** |
| **Software 0.1%** | | |
| Checkr, Series C, Acquisition Date: 4/10/18, Cost $32 (1)(3)(4) | 2,328 | 52 |
| Checkr, Series D, Acquisition Date: 9/6/19, Cost $99 (1)(3)(4) | 3,266 | 73 |
| Haul Hub, Series B, Acquisition Date: 2/14/20, Cost $26 (1)(3)(4) | 1,767 | 19 |
| Plex Systems Holdings, Series B, Acquisition Date: 6/9/14, Cost $25 (1)(3)(4) | 10,891 | 23 |

| | | |
|---|---|---|
| Seismic Software, Series E, Acquisition Date: 12/13/18, Cost $58 (1)(3)(4) | 1,854 | 49 |
| Toast, Series B, Acquisition Date: 9/14/18, Cost $1 (1)(3)(4) | 78 | 3 |
| Toast, Series D, Acquisition Date: 6/27/18, Cost $99 (1)(3)(4) | 5,711 | 206 |
| Toast, Series F, Acquisition Date: 2/14/20, Cost $22 (1)(3)(4) | 484 | 17 |
| | | **442** |
| **Total Information Technology** | | **707** |
| **UTILITIES 0.1%** | | |
| **Electric Utilities 0.1%** | | |
| Southern, Series A, 6.75%, 8/1/22 | 18,549 | 887 |
| | | **887** |
| **Multi-Utilities 0.0%** | | |
| Sempra Energy, Series A, 6.00%, 1/15/21 | 4,408 | 459 |
| Sempra Energy, Series B, 6.75%, 7/15/21 | 502 | 51 |
| | | **510** |
| **Total Utilities** | | **1,397** |
| **Total Convertible Preferred Stocks (Cost $3,836)** | | **3,913** |

## CORPORATE BONDS 7.3%

| | | |
|---|---|---|
| AbbVie, 2.95%, 11/21/26 (9) | 740,000 | 791 |
| AbbVie, 3.20%, 11/21/29 (9) | 190,000 | 204 |
| AbbVie, 3.60%, 5/14/25 | 580,000 | 640 |
| AbbVie, 4.05%, 11/21/39 (9) | 260,000 | 292 |
| AbbVie, 4.70%, 5/14/45 | 600,000 | 716 |
| AbbVie, 4.875%, 11/14/48 | 870,000 | 1,073 |
| AerCap Ireland Capital, 3.50%, 1/15/25 | 150,000 | 125 |
| AerCap Ireland Capital, 4.625%, 7/1/22 | 300,000 | 283 |
| AerCap Ireland Capital, 4.875%, 1/16/24 | 355,000 | 314 |
| Aflac, 3.60%, 4/1/30 | 155,000 | 177 |
| AIA Group, 3.90%, 4/6/28 (9) | 765,000 | 842 |
| AIB Group, VR, 4.263%, 4/10/25 (9)(10) | 480,000 | 498 |
| Alexandria Real Estate Equities, 3.45%, 4/30/25 | 390,000 | 430 |

| | | |
|---|---|---|
| Alexandria Real Estate Equities, 3.95%, 1/15/27 | 455,000 | 491 |
| Alexandria Real Estate Equities, 3.95%, 1/15/28 | 655,000 | 718 |
| Altria Group, 2.35%, 5/6/25 | 75,000 | 78 |
| Altria Group, 3.40%, 5/6/30 | 110,000 | 116 |
| Altria Group, 4.80%, 2/14/29 | 640,000 | 733 |
| Altria Group, 5.80%, 2/14/39 | 380,000 | 462 |
| Altria Group, 5.95%, 2/14/49 | 230,000 | 295 |
| American Airlines PTT, Series 2016-1, Class AA, 3.575%, 1/15/28 | 237,439 | 219 |
| American Airlines PTT, Series 2016-3, Class B, 3.75%, 10/15/25 | 299,931 | 187 |
| American Airlines PTT, Series 2017-2, Class AA, 3.35%, 10/15/29 | 209,563 | 183 |
| American Airlines PTT, Series 2017-2, Class B, 3.70%, 10/15/25 | 438,783 | 263 |
| American Campus Communities Operating Partnership, 2.85%, 2/1/30 | 770,000 | 670 |
| American Campus Communities Operating Partnership, 3.30%, 7/15/26 | 315,000 | 296 |
| American Campus Communities Operating Partnership, 3.625%, 11/15/27 | 265,000 | 250 |
| Anglo American Capital, 4.125%, 9/27/22 (9) | 465,000 | 466 |
| Anheuser-Busch InBev Worldwide, 4.90%, 2/1/46 | 500,000 | 580 |
| Anheuser-Busch InBev Worldwide, 5.55%, 1/23/49 | 620,000 | 778 |
| Anthem, 2.25%, 5/15/30 | 280,000 | 287 |
| Anthem, 3.125%, 5/15/50 | 625,000 | 640 |
| Apple, 1.65%, 5/11/30 | 450,000 | 456 |
| APT Pipelines, 3.875%, 10/11/22 (9) | 300,000 | 313 |
| APT Pipelines, 4.25%, 7/15/27 (5)(9) | 288,000 | 313 |
| Arrow Electronics, 4.00%, 4/1/25 | 510,000 | 539 |
| AT&T, 2.30%, 6/1/27 | 425,000 | 430 |
| AT&T, 2.75%, 6/1/31 | 435,000 | 438 |
| AT&T, 3.65%, 6/1/51 | 435,000 | 439 |
| AT&T, 4.30%, 2/15/30 | 290,000 | 327 |
| AT&T, 4.50%, 3/9/48 | 515,000 | 587 |

| | | |
|---|---|---|
| Ausgrid Finance, 3.85%, 5/1/23 (9) | 285,000 | 299 |
| Ausgrid Finance, 4.35%, 8/1/28 (9) | 440,000 | 492 |
| Avnet, 3.75%, 12/1/21 | 405,000 | 414 |
| Avolon Holdings Funding, 3.25%, 2/15/27 (9) | 205,000 | 155 |
| Avolon Holdings Funding, 3.95%, 7/1/24 (9) | 615,000 | 504 |
| Avolon Holdings Funding, 4.375%, 5/1/26 (9) | 300,000 | 237 |
| Avolon Holdings Funding, 5.125%, 10/1/23 (9) | 980,000 | 828 |
| Baidu, 2.875%, 7/6/22 | 960,000 | 982 |
| Baidu, 3.625%, 7/6/27 | 680,000 | 727 |
| Baidu, 3.875%, 9/29/23 | 545,000 | 582 |
| Baidu, 4.375%, 3/29/28 (5) | 740,000 | 829 |
| Baidu, 4.875%, 11/14/28 | 270,000 | 315 |
| Banco de Bogota, 4.375%, 8/3/27 (9) | 750,000 | 733 |
| Banco Santander, 3.49%, 5/28/30 | 200,000 | 205 |
| Banco Santander Chile, 3.875%, 9/20/22 (9) | 305,000 | 317 |
| Bangkok Bank, VR, 3.733%, 9/25/34 (10) | 950,000 | 899 |
| Bank of America, VR, 2.592%, 4/29/31 (10) | 600,000 | 617 |
| Bank of America, VR, 3.559%, 4/23/27 (10) | 1,195,000 | 1,305 |
| Bank of America, VR, 4.271%, 7/23/29 (10) | 875,000 | 1,007 |
| Barclays, VR, 2.852%, 5/7/26 (10) | 685,000 | 700 |
| Barclays, VR, 3.932%, 5/7/25 (10) | 465,000 | 494 |
| Barclays, VR, 4.61%, 2/15/23 (10) | 640,000 | 669 |
| Barclays Bank, 5.14%, 10/14/20 | 900,000 | 912 |
| BAT Capital, 3.222%, 8/15/24 | 380,000 | 400 |
| BAT Capital, 3.557%, 8/15/27 | 1,280,000 | 1,344 |
| Bayer U.S. Finance II, 3.875%, 12/15/23 (9) | 1,135,000 | 1,222 |
| BBVA Bancomer, 4.375%, 4/10/24 (9) | 740,000 | 788 |
| BBVA Bancomer, VR, 5.125%, 1/18/33 (10) | 1,000,000 | 919 |
| Becton Dickinson & Company, 2.823%, 5/20/30 | 375,000 | 397 |
| Becton Dickinson & Company, 2.894%, 6/6/22 | 202,000 | 209 |
| Becton Dickinson & Company, 3.70%, 6/6/27 | 1,419,000 | 1,579 |

| | | |
|---|---|---|
| Becton Dickinson & Company, 3.734%, 12/15/24 | 325,000 | 356 |
| Becton Dickinson & Company, 3.794%, 5/20/50 | 390,000 | 435 |
| Becton Dickinson & Company, 4.669%, 6/6/47 | 915,000 | 1,139 |
| Boardwalk Pipelines, 3.375%, 2/1/23 | 150,000 | 144 |
| Boardwalk Pipelines, 4.45%, 7/15/27 | 175,000 | 168 |
| Boardwalk Pipelines, 4.95%, 12/15/24 | 415,000 | 405 |
| Boardwalk Pipelines, 5.95%, 6/1/26 | 430,000 | 437 |
| Booking Holdings, 4.10%, 4/13/25 | 190,000 | 207 |
| Booking Holdings, 4.50%, 4/13/27 | 200,000 | 223 |
| Booking Holdings, 4.625%, 4/13/30 | 235,000 | 268 |
| Boral Finance, 3.00%, 11/1/22 (9) | 70,000 | 70 |
| Boral Finance, 3.75%, 5/1/28 (9) | 915,000 | 900 |
| Boston Properties, 2.75%, 10/1/26 | 350,000 | 359 |
| Boston Properties, 3.20%, 1/15/25 | 565,000 | 594 |
| Boston Properties, 3.25%, 1/30/31 | 215,000 | 222 |
| Boston Properties, 3.65%, 2/1/26 | 340,000 | 364 |
| Braskem Finance, 7.375% (8) | 564,000 | 560 |
| BRF, 4.35%, 9/29/26 | 800,000 | 761 |
| BRF, 4.875%, 1/24/30 | 200,000 | 186 |
| Bristol-Myers Squibb, 5.25%, 8/15/43 (9) | 240,000 | 335 |
| British Telecommunications, 3.25%, 11/8/29 (9) | 510,000 | 532 |
| Brixmor Operating Partnership, 3.65%, 6/15/24 | 272,000 | 269 |
| Brixmor Operating Partnership, 3.85%, 2/1/25 | 625,000 | 627 |
| Brixmor Operating Partnership, 4.125%, 5/15/29 | 940,000 | 900 |
| Bunge Finance, 3.75%, 9/25/27 | 300,000 | 301 |
| Bunge Finance, 4.35%, 3/15/24 | 110,000 | 119 |
| Cameron LNG, 2.902%, 7/15/31 (9) | 175,000 | 182 |
| Cameron LNG, 3.302%, 1/15/35 (9) | 190,000 | 203 |
| Cameron LNG, 3.701%, 1/15/39 (9) | 145,000 | 149 |
| Capital One Bank USA, 3.375%, 2/15/23 | 920,000 | 946 |
| Capital One Financial, 0.80%, 6/12/24 (EUR) | 340,000 | 355 |

| | | |
|---|---|---|
| Capital One Financial, 3.20%, 1/30/23 | 80,000 | 82 |
| Capital One Financial, 3.30%, 10/30/24 | 1,165,000 | 1,221 |
| Capital One Financial, 3.80%, 1/31/28 | 725,000 | 760 |
| Capital One Financial, 3.90%, 1/29/24 | 270,000 | 287 |
| Cardinal Health, 3.75%, 9/15/25 | 402,000 | 438 |
| Cardinal Health, 4.50%, 11/15/44 | 95,000 | 98 |
| Cardinal Health, 4.90%, 9/15/45 | 100,000 | 112 |
| CC Holdings, 3.849%, 4/15/23 | 730,000 | 781 |
| Charter Communications Operating, 2.80%, 4/1/31 | 590,000 | 590 |
| Charter Communications Operating, 4.908%, 7/23/25 | 725,000 | 830 |
| Charter Communications Operating, 6.484%, 10/23/45 | 110,000 | 143 |
| Cheniere Corpus Christi Holdings, 3.70%, 11/15/29 (9) | 445,000 | 443 |
| Cheniere Corpus Christi Holdings, 5.125%, 6/30/27 | 135,000 | 146 |
| Cheniere Corpus Christi Holdings, 7.00%, 6/30/24 | 285,000 | 318 |
| Cigna, 2.40%, 3/15/30 | 195,000 | 200 |
| Cigna, 3.40%, 3/1/27 (9) | 105,000 | 115 |
| Cigna, 3.40%, 3/15/50 | 420,000 | 451 |
| Cigna, 4.125%, 11/15/25 | 985,000 | 1,118 |
| Cigna, 4.50%, 2/25/26 (9) | 845,000 | 972 |
| Cigna, 4.80%, 8/15/38 | 535,000 | 665 |
| Citigroup, VR, 3.106%, 4/8/26 (10) | 500,000 | 526 |
| CNO Financial Group, 5.25%, 5/30/25 | 657,000 | 713 |
| Comcast, 2.80%, 1/15/51 | 655,000 | 643 |
| Comcast, 3.25%, 11/1/39 | 1,240,000 | 1,349 |
| Comcast, 3.30%, 2/1/27 | 1,110,000 | 1,226 |
| Comcast, 4.15%, 10/15/28 | 290,000 | 343 |
| Comcast, 4.70%, 10/15/48 | 670,000 | 879 |
| Concho Resources, 3.75%, 10/1/27 | 350,000 | 366 |
| Continental Resources, 4.375%, 1/15/28 | 195,000 | 164 |
| Credit Suisse, 2.95%, 4/9/25 | 290,000 | 311 |
| Credit Suisse Group, VR, 2.593%, 9/11/25 (9)(10) | 745,000 | 759 |

| | | |
|---|---|---|
| Credit Suisse Group, VR, 4.194%, 4/1/31 (9)(10) | 660,000 | 726 |
| Crown Castle International, 3.30%, 7/1/30 | 180,000 | 193 |
| Crown Castle International, 4.45%, 2/15/26 | 780,000 | 882 |
| Crown Castle Towers, 3.222%, 5/15/22 (9) | 65,000 | 66 |
| Crown Castle Towers, 3.663%, 5/15/25 (9) | 695,000 | 731 |
| CVS Health, 3.625%, 4/1/27 | 110,000 | 121 |
| CVS Health, 4.25%, 4/1/50 | 55,000 | 65 |
| CVS Health, 5.05%, 3/25/48 | 1,350,000 | 1,732 |
| CVS Health, 5.125%, 7/20/45 | 25,000 | 32 |
| Danske Bank, 2.00%, 9/8/21 (9) | 255,000 | 257 |
| Danske Bank, 2.70%, 3/2/22 (9) | 305,000 | 312 |
| Danske Bank, 3.875%, 9/12/23 (9) | 5,000 | 5 |
| Danske Bank, 5.375%, 1/12/24 (9) | 320,000 | 350 |
| Danske Bank, VR, 3.001%, 9/20/22 (9)(10) | 200,000 | 202 |
| Danske Bank, VR, 3.244%, 12/20/25 (9)(10) | 250,000 | 255 |
| Devon Energy, 5.00%, 6/15/45 | 75,000 | 66 |
| Diamondback Energy, 2.875%, 12/1/24 | 750,000 | 727 |
| Diamondback Energy, 3.25%, 12/1/26 | 515,000 | 500 |
| Diamondback Energy, 3.50%, 12/1/29 | 745,000 | 725 |
| Discover Financial Services, 3.75%, 3/4/25 | 875,000 | 904 |
| Discover Financial Services, 4.10%, 2/9/27 | 645,000 | 663 |
| Ecolab, 4.80%, 3/24/30 | 45,000 | 56 |
| Edison International, 4.95%, 4/15/25 | 30,000 | 33 |
| Empresa Nacional de Telecomunicaciones, 4.875%, 10/30/24 | 1,225,000 | 1,280 |
| Enel Americas, 4.00%, 10/25/26 | 745,000 | 787 |
| Enel Chile, 4.875%, 6/12/28 | 860,000 | 959 |
| Enel Finance International, 2.75%, 4/6/23 (9) | 990,000 | 1,020 |
| Enel Finance International, 3.625%, 5/25/27 (9) | 535,000 | 569 |
| Energy Transfer Operating, 2.90%, 5/15/25 | 175,000 | 172 |
| Energy Transfer Operating, 4.50%, 4/15/24 | 120,000 | 126 |
| Energy Transfer Operating, 4.95%, 6/15/28 | 180,000 | 188 |

| | | |
|---|---|---|
| Energy Transfer Operating, 5.00%, 5/15/50 | 85,000 | 82 |
| Energy Transfer Operating, 5.25%, 4/15/29 | 265,000 | 284 |
| Energy Transfer Operating, 5.50%, 6/1/27 | 80,000 | 87 |
| Energy Transfer Operating, 5.875%, 1/15/24 | 320,000 | 348 |
| Energy Transfer Operating, 6.00%, 6/15/48 | 345,000 | 363 |
| Energy Transfer Operating, 6.25%, 4/15/49 | 255,000 | 277 |
| Eni, Series X-R, 4.75%, 9/12/28 (9) | 595,000 | 652 |
| Equitable Holdings, 4.35%, 4/20/28 | 640,000 | 684 |
| Essex Portfolio, 3.375%, 4/15/26 | 375,000 | 398 |
| Essex Portfolio, 3.625%, 5/1/27 | 580,000 | 624 |
| Expedia Group, 5.00%, 2/15/26 | 595,000 | 609 |
| Falabella, 4.375%, 1/27/25 (5) | 1,100,000 | 1,122 |
| Fidelity National Financial, 4.50%, 8/15/28 | 310,000 | 335 |
| Fidelity National Information Services, 0.75%, 5/21/23 (EUR) | 210,000 | 234 |
| Fifth Third Bancorp, 2.55%, 5/5/27 | 185,000 | 191 |
| FirstEnergy, Series B, 3.90%, 7/15/27 | 1,300,000 | 1,454 |
| FirstEnergy Transmission, 4.35%, 1/15/25 (9) | 765,000 | 845 |
| Fiserv, 1.125%, 7/1/27 (EUR) | 230,000 | 256 |
| Fiserv, 3.20%, 7/1/26 | 325,000 | 354 |
| Ford Motor Credit, 5.085%, 1/7/21 | 200,000 | 199 |
| Fox, 3.05%, 4/7/25 | 35,000 | 37 |
| GE Capital International Funding, 3.373%, 11/15/25 | 1,045,000 | 1,057 |
| General Electric, 5.55%, 1/5/26 | 405,000 | 445 |
| General Electric, Series D, VR, 5.00% (8)(10) | 190,000 | 146 |
| General Motors Financial, 3.20%, 7/6/21 | 65,000 | 65 |
| General Motors Financial, 4.00%, 10/6/26 | 225,000 | 225 |
| General Motors Financial, 4.20%, 3/1/21 | 160,000 | 161 |
| General Motors Financial, 4.30%, 7/13/25 | 465,000 | 468 |
| General Motors Financial, 4.35%, 4/9/25 | 489,000 | 496 |
| General Motors Financial, 5.10%, 1/17/24 | 105,000 | 109 |
| General Motors Financial, 5.25%, 3/1/26 | 225,000 | 234 |

| | | |
|---|---|---|
| GLP Capital, 3.35%, 9/1/24 | 120,000 | 109 |
| Goldman Sachs Group, 3.50%, 11/16/26 | 540,000 | 581 |
| Goldman Sachs Group, VR, 3.691%, 6/5/28 (10) | 955,000 | 1,044 |
| Hasbro, 3.00%, 11/19/24 | 485,000 | 495 |
| Hasbro, 3.55%, 11/19/26 | 240,000 | 245 |
| Healthcare Realty Trust, 3.625%, 1/15/28 | 575,000 | 575 |
| Healthpeak Properties, 3.25%, 7/15/26 | 65,000 | 66 |
| Healthpeak Properties, 3.50%, 7/15/29 | 75,000 | 76 |
| Heathrow Funding, 4.875%, 7/15/21 (9) | 570,000 | 581 |
| Highwoods Realty, 3.05%, 2/15/30 | 685,000 | 643 |
| Highwoods Realty, 4.125%, 3/15/28 | 570,000 | 588 |
| HSBC Holdings, 3.90%, 5/25/26 | 415,000 | 454 |
| HSBC Holdings, VR, 2.099%, 6/4/26 (10) | 570,000 | 570 |
| HSBC Holdings, VR, 3.95%, 5/18/24 (10) | 205,000 | 219 |
| Humana, 3.85%, 10/1/24 | 465,000 | 508 |
| Humana, 4.50%, 4/1/25 | 335,000 | 379 |
| Hyundai Capital America, 2.375%, 2/10/23 (9) | 485,000 | 476 |
| JPMorgan Chase, VR, 2.083%, 4/22/26 (10) | 1,125,000 | 1,150 |
| JPMorgan Chase, VR, 2.182%, 6/1/28 (10) | 680,000 | 683 |
| JPMorgan Chase, VR, 2.522%, 4/22/31 (10) | 570,000 | 583 |
| JPMorgan Chase, VR, 2.956%, 5/13/31 (10) | 550,000 | 566 |
| JPMorgan Chase, VR, 3.109%, 4/22/51 (10) | 515,000 | 523 |
| JPMorgan Chase, VR, 3.54%, 5/1/28 (10) | 275,000 | 300 |
| Keysight Technologies, 4.60%, 4/6/27 | 299,000 | 340 |
| Kinder Morgan, 5.625%, 11/15/23 (9) | 280,000 | 314 |
| Kinder Morgan Energy Partners, 3.50%, 3/1/21 | 65,000 | 66 |
| Las Vegas Sands, 3.20%, 8/8/24 | 125,000 | 121 |
| Las Vegas Sands, 3.50%, 8/18/26 | 210,000 | 204 |
| Listrindo Capital, 4.95%, 9/14/26 (5) | 450,000 | 441 |
| Marsh & McLennan, 2.25%, 11/15/30 | 185,000 | 186 |
| Martin Marietta Materials, 4.25%, 7/2/24 | 640,000 | 686 |

| | | |
|---|---|---|
| Micron Technology, 4.185%, 2/15/27 | 405,000 | 448 |
| Micron Technology, 4.64%, 2/6/24 | 865,000 | 950 |
| Micron Technology, 5.327%, 2/6/29 | 226,000 | 260 |
| Morgan Stanley, 3.625%, 1/20/27 | 770,000 | 853 |
| Morgan Stanley, 3.75%, 2/25/23 | 1,665,000 | 1,780 |
| Morgan Stanley, VR, 4.431%, 1/23/30 (10) | 185,000 | 216 |
| Netflix, 4.625%, 5/15/29 (EUR) | 655,000 | 803 |
| NiSource, 3.60%, 5/1/30 | 365,000 | 413 |
| NRG Energy, 3.75%, 6/15/24 (9) | 80,000 | 83 |
| NRG Energy, 4.45%, 6/15/29 (9) | 260,000 | 277 |
| NXP, 2.70%, 5/1/25 (9) | 50,000 | 52 |
| NXP, 3.15%, 5/1/27 (9) | 95,000 | 97 |
| NXP, 4.875%, 3/1/24 (9) | 555,000 | 614 |
| NXP, 5.35%, 3/1/26 (9) | 205,000 | 234 |
| Occidental Petroleum, 2.60%, 8/13/21 | 120,000 | 115 |
| Occidental Petroleum, 2.90%, 8/15/24 | 925,000 | 733 |
| Oracle, 2.80%, 4/1/27 | 440,000 | 478 |
| Oracle, 2.95%, 4/1/30 | 725,000 | 800 |
| Oracle, 3.60%, 4/1/50 | 390,000 | 435 |
| PerkinElmer, 3.30%, 9/15/29 | 520,000 | 538 |
| Perrigo Finance Unlimited, 3.90%, 12/15/24 | 440,000 | 458 |
| Perrigo Finance Unlimited, 4.375%, 3/15/26 | 455,000 | 490 |
| QVC, 5.125%, 7/2/22 | 1,160,000 | 1,157 |
| Regency Centers, 3.70%, 6/15/30 | 385,000 | 393 |
| Reynolds American, 4.45%, 6/12/25 | 710,000 | 785 |
| Royal Bank of Scotland Group, 5.125%, 5/28/24 | 355,000 | 381 |
| Royal Bank of Scotland Group, 6.125%, 12/15/22 | 100,000 | 108 |
| Royal Bank of Scotland Group, VR, 3.498%, 5/15/23 (10) | 535,000 | 551 |
| Sabine Pass Liquefaction, 4.50%, 5/15/30 (9) | 95,000 | 104 |
| Sabine Pass Liquefaction, 5.00%, 3/15/27 | 1,105,000 | 1,218 |
| Sabine Pass Liquefaction, 5.75%, 5/15/24 | 200,000 | 221 |

| | | |
|---|---|---|
| Sabine Pass Liquefaction, 5.875%, 6/30/26 | 629,000 | 722 |
| SBA Tower Trust, 2.836%, 1/15/25 (9) | 580,000 | 596 |
| SBA Tower Trust, 3.168%, 4/11/22 (9) | 670,000 | 675 |
| SBA Tower Trust, 3.448%, 3/15/23 (9) | 260,000 | 268 |
| SBA Tower Trust, 3.869%, 10/8/24 (9) | 645,000 | 666 |
| Shriram Transport Finance, 5.10%, 7/16/23 (9) | 600,000 | 489 |
| Simon Property Group, 3.30%, 1/15/26 | 95,000 | 95 |
| Simon Property Group, 3.50%, 9/1/25 | 225,000 | 229 |
| SMBC Aviation Capital Finance, 3.55%, 4/15/24 (9) | 520,000 | 513 |
| SMBC Aviation Capital Finance, 4.125%, 7/15/23 (9) | 200,000 | 200 |
| Southern, 3.25%, 7/1/26 | 575,000 | 632 |
| Standard Chartered, VR, 4.644%, 4/1/31 (9)(10) | 230,000 | 256 |
| Suncor Energy, 2.80%, 5/15/23 | 60,000 | 61 |
| Suncor Energy, 3.10%, 5/15/25 | 100,000 | 105 |
| Suzano Austria, 6.00%, 1/15/29 | 850,000 | 899 |
| Synchrony Financial, 4.25%, 8/15/24 | 105,000 | 105 |
| Synchrony Financial, 4.375%, 3/19/24 | 145,000 | 146 |
| T-Mobile USA, 3.50%, 4/15/25 (9) | 255,000 | 273 |
| T-Mobile USA, 3.75%, 4/15/27 (9) | 655,000 | 707 |
| T-Mobile USA, 3.875%, 4/15/30 (9) | 465,000 | 502 |
| T-Mobile USA, 4.50%, 4/15/50 (9) | 250,000 | 281 |
| Tencent Holdings, 3.80%, 2/11/25 | 1,010,000 | 1,103 |
| Thermo Fisher Scientific, 0.125%, 3/1/25 (EUR) | 140,000 | 152 |
| Thermo Fisher Scientific, 1.75%, 4/15/27 (EUR) | 100,000 | 118 |
| Thermo Fisher Scientific, 2.375%, 4/15/32 (EUR) | 100,000 | 126 |
| Transcontinental Gas Pipe Line, 3.25%, 5/15/30 (9) | 100,000 | 107 |
| Transcontinental Gas Pipe Line, 4.00%, 3/15/28 | 430,000 | 470 |
| Transcontinental Gas Pipe Line, 4.60%, 3/15/48 | 270,000 | 314 |
| Transurban Finance, 3.375%, 3/22/27 (9) | 145,000 | 150 |
| Transurban Finance, 4.125%, 2/2/26 (9) | 120,000 | 130 |
| U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25 | 628,455 | 509 |

| | | |
|---|---|---|
| U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25 | 191,196 | 154 |
| UBS Group, VR, 2.859%, 8/15/23 (9)(10) | 550,000 | 567 |
| United Airlines PTT, Series 2019-2, Class A, 2.90%, 5/1/28 | 155,000 | 110 |
| United Airlines PTT, Series 2019-2, Class AA, 2.70%, 5/1/32 | 100,000 | 88 |
| UnitedHealth Group, 2.00%, 5/15/30 | 195,000 | 201 |
| UnitedHealth Group, 2.75%, 5/15/40 | 255,000 | 263 |
| UnitedHealth Group, 2.90%, 5/15/50 | 360,000 | 374 |
| UnitedHealth Group, 3.50%, 8/15/39 | 150,000 | 172 |
| UnitedHealth Group, 3.70%, 12/15/25 | 410,000 | 469 |
| UnitedHealth Group, 4.45%, 12/15/48 | 410,000 | 530 |
| Valero Energy, 2.85%, 4/15/25 | 45,000 | 47 |
| Vanke Real Estate Hong Kong, 5.35%, 3/11/24 (5) | 1,100,000 | 1,205 |
| VEREIT Operating Partnership, 3.95%, 8/15/27 | 934,000 | 873 |
| VEREIT Operating Partnership, 4.60%, 2/6/24 | 1,455,000 | 1,447 |
| VEREIT Operating Partnership, 4.625%, 11/1/25 | 300,000 | 295 |
| VEREIT Operating Partnership, 4.875%, 6/1/26 | 120,000 | 119 |
| Verizon Communications, 4.522%, 9/15/48 | 330,000 | 430 |
| Verizon Communications, 4.672%, 3/15/55 | 186,000 | 256 |
| Verizon Communications, 4.75%, 11/1/41 | 155,000 | 202 |
| Verizon Communications, 5.012%, 4/15/49 | 55,000 | 76 |
| Vistra Operations, 3.55%, 7/15/24 (9) | 870,000 | 887 |
| Vistra Operations, 3.70%, 1/30/27 (9) | 1,425,000 | 1,436 |
| Vistra Operations, 4.30%, 7/15/29 (9) | 770,000 | 791 |
| Vodafone Group, 4.375%, 5/30/28 | 255,000 | 298 |
| Vodafone Group, 4.875%, 6/19/49 | 615,000 | 766 |
| Vodafone Group, 5.25%, 5/30/48 | 915,000 | 1,187 |
| Volkswagen Bank, 1.875%, 1/31/24 (EUR) | 100,000 | 113 |
| Volkswagen Bank, 2.50%, 7/31/26 (EUR) | 400,000 | 465 |
| Volkswagen Group of America Finance, 2.85%, 9/26/24 (9) | 280,000 | 288 |
| Volkswagen Group of America Finance, 3.20%, 9/26/26 (9) | 315,000 | 322 |
| Volkswagen Leasing, 1.625%, 8/15/25 (EUR) | 295,000 | 328 |

| | | |
|---|---|---|
| Wells Fargo, VR, 2.188%, 4/30/26 (10) | 340,000 | 344 |
| Wells Fargo, VR, 2.393%, 6/2/28 (10) | 380,000 | 384 |
| Wells Fargo, VR, 2.879%, 10/30/30 (10) | 1,150,000 | 1,192 |
| Wells Fargo, VR, 3.068%, 4/30/41 (10) | 1,005,000 | 1,009 |
| Westlake Chemical, 1.625%, 7/17/29 (EUR) | 215,000 | 213 |
| Williams, 3.90%, 1/15/25 | 845,000 | 902 |
| Williams, 4.00%, 9/15/25 | 120,000 | 130 |
| Williams, 4.30%, 3/4/24 | 50,000 | 54 |
| Williams, 4.85%, 3/1/48 | 320,000 | 355 |
| Willis North America, 3.60%, 5/15/24 | 1,030,000 | 1,093 |
| Woodside Finance, 3.65%, 3/5/25 (9) | 1,345,000 | 1,398 |
| Woodside Finance, 3.70%, 9/15/26 (9) | 438,000 | 454 |
| Woodside Finance, 3.70%, 3/15/28 (9) | 750,000 | 759 |
| WPP Finance, 3.75%, 9/19/24 | 670,000 | 712 |
| **Total Corporate Bonds (Cost $155,647)** | | **161,503** |

## ASSET-BACKED SECURITIES 1.5%

| | | |
|---|---|---|
| AmeriCredit Automobile Receivables Trust<br>Series 2016-4, Class D<br>2.74%, 12/8/22 | 1,005,000 | 1,018 |
| AmeriCredit Automobile Receivables Trust<br>Series 2019-1, Class B<br>3.13%, 2/18/25 | 185,000 | 188 |
| Applebee's Funding<br>Series 2019-1A, Class A2I<br>4.194%, 6/7/49 (9) | 770,000 | 628 |
| Avis Budget Rental Car Funding AESOP<br>Series 2016-2A, Class A<br>2.72%, 11/20/22 (9) | 460,000 | 449 |
| Avis Budget Rental Car Funding AESOP<br>Series 2017-1A, Class A<br>3.07%, 9/20/23 (9) | 480,000 | 475 |
| Avis Budget Rental Car Funding AESOP<br>Series 2018-2A, Class A<br>4.00%, 3/20/25 (9) | 875,000 | 865 |

| | | |
|---|---|---|
| Avis Budget Rental Car Funding AESOP<br>Series 2019-2A, Class A<br>3.35%, 9/22/25 (9) | 210,000 | 207 |
| Avis Budget Rental Car Funding AESOP<br>Series 2020-1A, Class C<br>3.02%, 8/20/26 (9) | 720,000 | 524 |
| Barings<br>Series 2013-IA, Class AR, CLO, FRN<br>3M USD LIBOR + 0.80%, 1.935%, 1/20/28 (9) | 619,318 | 607 |
| Barings<br>Series 2016-2A, Class AR, CLO, FRN<br>3M USD LIBOR + 1.08%, 2.215%, 7/20/28 (9) | 540,000 | 532 |
| Benefit Street Partners XI<br>Series 2017-11A, Class A2R, CLO, FRN<br>3M USD LIBOR + 1.50%, 2.719%, 4/15/29 (9) | 280,000 | 265 |
| BlueMountain<br>Series 2015-2A, Class A1R, CLO, FRN<br>3M USD LIBOR + 0.93%, 2.065%, 7/18/27 (9) | 457,028 | 449 |
| Capital One Multi-Asset Execution Trust<br>Series 2005-B3, Class B3, FRN<br>3M USD LIBOR + 0.55%, 1.769%, 5/15/28 | 615,000 | 589 |
| Carlyle Global Market Strategies<br>Series 2015-3A, Class A1R, CLO, FRN<br>3M USD LIBOR + 1.00%, 1.887%, 7/28/28 (9) | 1,345,000 | 1,319 |
| Carmax Auto Owner Trust<br>Series 2020-1, Class D<br>2.64%, 7/15/26 | 735,000 | 695 |
| CCG Receivables Trust<br>Series 2017-1, Class A2<br>1.84%, 11/14/23 (9) | 10,747 | 11 |
| CIFC Funding<br>Series 2015-4A, Class A1R, CLO, FRN<br>3M USD LIBOR + 1.15%, 2.285%, 10/20/27 (9) | 520,000 | 512 |
| CNH Equipment Trust<br>Series 2017-C, Class B<br>2.54%, 5/15/25 | 60,000 | 60 |
| Cole Park<br>Series 2015-1A, Class AR, CLO, FRN<br>3M USD LIBOR + 1.05%, 2.185%, 10/20/28 (9) | 945,000 | 936 |
| Driven Brands Funding<br>Series 2019-1A, Class A2<br>4.641%, 4/20/49 (9) | 281,438 | 271 |

| | | |
|---|---|---|
| Elara HGV Timeshare Issuer<br>Series 2014-A, Class A<br>2.53%, 2/25/27 (9) | 35,958 | 35 |
| Exeter Automobile Receivables Trust<br>Series 2020-1A, Class B<br>2.26%, 4/15/24 (9) | 355,000 | 356 |
| Ford Credit Auto Owner Trust<br>Series 2019-1, Class A<br>3.52%, 7/15/30 (9) | 1,175,000 | 1,234 |
| GM Financial Consumer Automobile<br>Series 2017-1A, Class C<br>2.45%, 7/17/23 (9) | 100,000 | 101 |
| GM Financial Consumer Automobile Receivables Trust<br>Series 2017-3A, Class C<br>2.52%, 3/16/23 (9) | 200,000 | 202 |
| GMF Floorplan Owner Revolving Trust<br>Series 2017-2, Class C<br>2.63%, 7/15/22 (9) | 290,000 | 289 |
| Golub Capital Partners<br>Series 2018-39A, Class A1, CLO, FRN<br>3M USD LIBOR + 1.15%, 2.285%, 10/20/28 (9) | 780,000 | 767 |
| Halcyon Loan Advisors Funding<br>Series 2014-3A, Class AR, CLO, FRN<br>3M USD LIBOR + 1.10%, 2.198%, 10/22/25 (9) | 100,155 | 100 |
| Hardee's Funding<br>Series 2018-1A, Class A2I<br>4.25%, 6/20/48 (9) | 428,475 | 420 |
| Hardee's Funding<br>Series 2018-1A, Class A2II<br>4.959%, 6/20/48 (9) | 541,750 | 506 |
| Hilton Grand Vacations Trust<br>Series 2014-AA, Class A<br>1.77%, 11/25/26 (9) | 53,860 | 53 |
| Hilton Grand Vacations Trust<br>Series 2017-AA, Class A<br>2.66%, 12/26/28 (9) | 49,973 | 48 |
| Hyundai Auto Receivables Trust<br>Series 2016-B, Class D<br>2.68%, 9/15/23 | 365,000 | 368 |
| Jack in the Box Funding<br>Series 2019-1A, Class A2I<br>3.982%, 8/25/49 (9) | 562,175 | 534 |

| | | |
|---|---|---|
| Jimmy Johns Funding<br>Series 2017-1A, Class A2I<br>3.61%, 7/30/47 (9) | 116,700 | 114 |
| Madison Park Funding XXXIII<br>Series 2019-33A, Class A, CLO, FRN<br>3M USD LIBOR + 1.33%, 2.549%, 10/15/32 (9) | 805,000 | 786 |
| Madison Park Funding XXXVII<br>Series 2019-37A, Class A1, CLO, FRN<br>3M USD LIBOR + 1.30%, 2.519%, 7/15/32 (9) | 335,000 | 323 |
| Magnetite XVIII<br>Series 2016-18A, Class AR, CLO, FRN<br>3M USD LIBOR + 1.08%, 1.472%, 11/15/28 (9) | 510,000 | 500 |
| MVW Owner Trust<br>Series 2013-1A, Class A<br>2.15%, 4/22/30 (9) | 9,140 | 9 |
| MVW Owner Trust<br>Series 2014-1A, Class A<br>2.25%, 9/22/31 (9) | 20,439 | 20 |
| Navient Private Education Loan Trust<br>Series 2017-A, Class A2A<br>2.88%, 12/16/58 (9) | 160,029 | 164 |
| Navient Private Education Loan Trust<br>Series 2018-BA, Class A2A<br>3.61%, 12/15/59 (9) | 530,000 | 540 |
| Navient Private Education Refi Loan Trust<br>Series 2019-FA, Class A2<br>2.60%, 8/15/68 (9) | 730,000 | 746 |
| Navient Private Education Refi Loan Trust<br>Series 2020-CA, Class B<br>2.83%, 11/15/68 (9) | 450,000 | 430 |
| Neuberger Berman Loan Advisers<br>Series 2018-29A, Class A1, CLO, FRN<br>3M USD LIBOR + 1.13%, 2.265%, 10/19/31 (9) | 470,000 | 457 |
| Neuberger Berman XIX<br>Series 2015-19A, Class A2R2, CLO, FRN<br>3M USD LIBOR + 1.15%, 2.369%, 7/15/27 (9) | 1,355,000 | 1,250 |
| Neuberger Berman XVI<br>Series 2017-16SA, Class A, CLO, FRN<br>3M USD LIBOR + 0.85%, 2.069%, 1/15/28 (9) | 720,918 | 709 |
| OCP<br>Series 2014-7A, Class A1RR, CLO, FRN<br>3M USD LIBOR + 1.12%, 2.255%, 7/20/29 (9) | 830,000 | 806 |

| | | |
|---|---|---|
| Octagon Investment Partners XXIII<br>Series 2015-1A, Class A1R, CLO, FRN<br>3M USD LIBOR + 0.85%, 2.069%, 7/15/27 (9) | 525,000 | 511 |
| Octagon Investment Partners XXIII<br>Series 2015-1A, Class BR, CLO, FRN<br>3M USD LIBOR + 1.20%, 2.419%, 7/15/27 (9) | 435,000 | 414 |
| Octagon Investment Partners XXIX<br>Series 2016-1A, Class AR, CLO, FRN<br>3M USD LIBOR + 1.18%, 2.20%, 1/24/33 (9) | 825,000 | 796 |
| OZLM VII<br>Series 2014-7RA, Class A1R, CLO, FRN<br>3M USD LIBOR + 1.01%, 2.145%, 7/17/29 (9) | 629,734 | 609 |
| OZLM VIII<br>Series 2014-8A, Class A1RR, CLO, FRN<br>3M USD LIBOR + 1.17%, 2.305%, 10/17/29 (9) | 815,978 | 779 |
| Santander Drive Auto Receivables Trust<br>Series 2017-1, Class C<br>2.58%, 5/16/22 | 7,605 | 8 |
| Santander Retail Auto Lease Trust<br>Series 2019-B, Class D<br>3.31%, 6/20/24 (9) | 715,000 | 682 |
| Sierra Timeshare Receivables Funding<br>Series 2015-3A, Class A<br>2.58%, 9/20/32 (9) | 23,925 | 24 |
| Sierra Timeshare Receivables Funding<br>Series 2016-1A, Class A<br>3.08%, 3/21/33 (9) | 134,713 | 134 |
| Sierra Timeshare Receivables Funding<br>Series 2019-1A, Class A<br>3.20%, 1/20/36 (9) | 223,871 | 220 |
| SLM Student Loan Trust<br>Series 2008-5, Class A4, FRN<br>3M USD LIBOR + 1.70%, 2.691%, 7/25/23 | 206,786 | 201 |
| SLM Student Loan Trust<br>Series 2008-9, Class A, FRN<br>3M USD LIBOR + 1.50%, 2.491%, 4/25/23 | 210,563 | 206 |
| SMB Private Education Loan Trust<br>Series 2015-B, Class A2A<br>2.98%, 7/15/27 (9) | 141,232 | 143 |
| SMB Private Education Loan Trust<br>Series 2015-C, Class A3, FRN<br>1M USD LIBOR + 1.95%, 2.134%, 8/16/32 (9) | 555,000 | 561 |

| | | |
|---|---|---|
| SMB Private Education Loan Trust<br>Series 2016-A, Class A2A<br>2.70%, 5/15/31 (9) | 96,039 | 96 |
| SMB Private Education Loan Trust<br>Series 2016-B, Class A2A<br>2.43%, 2/17/32 (9) | 243,876 | 247 |
| SMB Private Education Loan Trust<br>Series 2018-B, Class A2A<br>3.60%, 1/15/37 (9) | 726,262 | 751 |
| SMB Private Education Loan Trust<br>Series 2018-B, Class A2B, FRN<br>1M USD LIBOR + 0.72%, 0.904%, 1/15/37 (9) | 200,188 | 194 |
| SMB Private Education Loan Trust<br>Series 2018-C, Class A2A<br>3.63%, 11/15/35 (9) | 590,000 | 613 |
| Symphony XVII<br>Series 2016-17A, Class AR, CLO, FRN<br>3M USD LIBOR + 0.88%, 2.099%, 4/15/28 (9) | 1,045,000 | 1,029 |
| Taco Bell Funding<br>Series 2018-1A, Class A2I<br>4.318%, 11/25/48 (9) | 940,675 | 960 |
| Verizon Owner Trust<br>Series 2018-1A, Class C<br>3.20%, 9/20/22 (9) | 420,000 | 426 |
| Wellfleet<br>Series 2017-2A, Class A1R, CLO, FRN<br>3M USD LIBOR + 1.06%, 2.195%, 10/20/29 (9) | 655,000 | 629 |
| **Total Asset-Backed Securities (Cost $33,544)** | | **32,700** |

## NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 3.5%

| | | |
|---|---|---|
| 280 Park Avenue Mortgage Trust<br>Series 2017-280P, Class A, ARM<br>1M USD LIBOR + 0.88%, 1.064%, 9/15/34 (9) | 369,560 | 361 |
| Angel Oak Mortgage Trust<br>Series 2019-3, Class A3, CMO, ARM<br>3.238%, 5/25/59 (9) | 443,238 | 445 |
| Angel Oak Mortgage Trust I<br>Series 2019-1, Class A2, CMO, ARM<br>4.022%, 11/25/48 (9) | 175,496 | 178 |

| | | |
|---|---|---|
| Ashford Hospitality Trust<br>Series 2018-ASHF, Class B, ARM<br>1M USD LIBOR + 1.25%, 1.434%, 4/15/35 (9) | 395,000 | 348 |
| Ashford Hospitality Trust<br>Series 2018-ASHF, Class C, ARM<br>1M USD LIBOR + 1.40%, 1.584%, 4/15/35 (9) | 185,000 | 159 |
| Atrium Hotel Portfolio Trust<br>Series 2017-ATRM, Class A, ARM<br>1M USD LIBOR + 0.93%, 1.114%, 12/15/36 (9) | 935,000 | 875 |
| Austin Fairmont Hotel Trust<br>Series 2019-FAIR, Class B, ARM<br>1M USD LIBOR + 1.25%, 1.434%, 9/15/32 (9) | 235,000 | 208 |
| Austin Fairmont Hotel Trust<br>Series 2019-FAIR, Class D, ARM<br>1M USD LIBOR + 1.80%, 1.984%, 9/15/32 (9) | 285,000 | 241 |
| BANK<br>Series 2017-BNK5, Class C, ARM<br>4.255%, 6/15/60 | 190,000 | 159 |
| BANK<br>Series 2019-BN18, Class B<br>3.977%, 5/15/62 | 520,000 | 505 |
| BANK<br>Series 2019-BN21, Class C<br>3.517%, 10/17/52 | 215,000 | 180 |
| BANK<br>Series 2019-BN22, Class D<br>2.50%, 11/15/62 (9) | 405,000 | 230 |
| BANK<br>Series 2019-BN23, Class B<br>3.455%, 12/15/52 | 1,260,000 | 1,218 |
| BANK<br>Series 2020-BN25, Class AS<br>2.841%, 1/15/63 | 190,000 | 195 |
| Barclays Commercial Mortgage Trust<br>Series 2020-C6, Class AS<br>2.84%, 2/15/53 | 190,000 | 176 |
| Bayview Mortgage Fund IVc Trust<br>Series 2017-RT3, Class A, CMO, ARM<br>3.50%, 1/28/58 (9) | 256,833 | 259 |
| Bayview Opportunity Master Fund IVa Trust<br>Series 2017-RT1, Class A1, CMO, ARM<br>3.00%, 3/28/57 (9) | 45,975 | 47 |

| | | |
|---|---|---|
| Bayview Opportunity Master Fund IVb Trust<br>Series 2017-SPL4, Class A, CMO, ARM<br>3.50%, 1/28/55 (9) | 61,932 | 63 |
| BBCMS<br>Series 2019-BWAY, Class D, ARM<br>1M USD LIBOR + 2.16%, 2.344%, 11/25/34 (9) | 235,000 | 220 |
| Benchmark Mortgage Trust<br>Series 2018-B1, Class AM, ARM<br>3.878%, 1/15/51 | 295,000 | 321 |
| Benchmark Mortgage Trust<br>Series 2019-B13, Class AM<br>3.183%, 8/15/57 | 310,000 | 312 |
| BFLD<br>Series 2019-DPLO, Class C, ARM<br>1M USD LIBOR + 1.54%, 1.724%, 10/15/34 (9) | 750,000 | 648 |
| Cantor Commercial Real Estate Lending<br>Series 2019-CF1, Class B, ARM<br>4.178%, 5/15/52 | 395,000 | 382 |
| Cantor Commercial Real Estate Lending<br>Series 2019-CF2, Class C, ARM<br>3.795%, 11/15/52 | 280,000 | 206 |
| Century Plaza Towers<br>Series 2019-CPT, Class D, ARM<br>2.997%, 11/13/39 (9) | 485,000 | 448 |
| CIM Trust<br>Series 2019-INV3, Class A15, CMO, ARM<br>3.50%, 8/25/49 (9) | 291,139 | 287 |
| Citigroup Commercial Mortgage Trust<br>Series 2014-GC21, Class AS<br>4.026%, 5/10/47 | 375,000 | 382 |
| Citigroup Commercial Mortgage Trust<br>Series 2015-GC27, Class A5<br>3.137%, 2/10/48 | 270,000 | 286 |
| Citigroup Commercial Mortgage Trust<br>Series 2015-GC27, Class AS<br>3.571%, 2/10/48 | 135,000 | 138 |
| Citigroup Commercial Mortgage Trust<br>Series 2017-C4, Class AS<br>3.764%, 10/12/50 | 505,000 | 521 |
| Citigroup Commercial Mortgage Trust<br>Series 2017-P7, Class AS<br>3.915%, 4/14/50 | 230,000 | 239 |

| | | |
|---|---|---|
| Citigroup Commercial Mortgage Trust<br>Series 2020-555, Class A<br>2.647%, 12/10/41 (9) | 950,000 | 942 |
| Citigroup Commercial Mortgage Trust<br>Series 2020-GC46, Class B<br>3.15%, 2/15/53 | 590,000 | 549 |
| COLT Mortgage Loan Trust<br>Series 2018-3, Class A3, CMO, ARM<br>3.865%, 10/26/48 (9) | 189,803 | 192 |
| COLT Mortgage Loan Trust<br>Series 2018-4, Class A1, CMO, ARM<br>4.006%, 12/28/48 (9) | 270,831 | 274 |
| COLT Mortgage Loan Trust<br>Series 2018-4, Class A2, CMO, ARM<br>4.108%, 12/28/48 (9) | 224,341 | 227 |
| Commercial Mortgage Trust<br>Series 2014-CR15, Class AM, ARM<br>4.426%, 2/10/47 | 625,000 | 661 |
| Commercial Mortgage Trust<br>Series 2015-CR24, Class A5<br>3.696%, 8/10/48 | 1,005,000 | 1,092 |
| Commercial Mortgage Trust<br>Series 2015-CR24, Class AM, ARM<br>4.028%, 8/10/48 | 265,000 | 279 |
| Commercial Mortgage Trust<br>Series 2015-LC21, Class B, ARM<br>4.339%, 7/10/48 | 435,000 | 438 |
| Commercial Mortgage Trust<br>Series 2015-PC1, Class B, ARM<br>4.431%, 7/10/50 | 220,000 | 221 |
| Commercial Mortgage Trust<br>Series 2016-CR28, Class A4<br>3.762%, 2/10/49 | 525,000 | 575 |
| Commercial Mortgage Trust<br>Series 2016-CR28, Class AHR<br>3.651%, 2/10/49 | 297,017 | 314 |
| Commercial Mortgage Trust<br>Series 2016-DC2, Class A5<br>3.765%, 2/10/49 | 410,000 | 436 |
| Connecticut Avenue Securities<br>Series 2017-C02, Class 2ED3, CMO, ARM<br>1M USD LIBOR + 1.35%, 1.518%, 9/25/29 | 898,744 | 805 |

| | | |
|---|---|---|
| Connecticut Avenue Securities<br>Series 2017-C03, Class 1M1, CMO, ARM<br>1M USD LIBOR + 0.95%, 1.118%, 10/25/29 | 54,151 | 54 |
| Connecticut Avenue Securities<br>Series 2017-C04, Class 2ED2, CMO, ARM<br>1M USD LIBOR + 1.10%, 1.268%, 11/25/29 | 917,313 | 829 |
| Connecticut Avenue Securities<br>Series 2017-C06, Class 1M2B, CMO, ARM<br>1M USD LIBOR + 2.65%, 2.818%, 2/25/30 | 500,000 | 451 |
| Connecticut Avenue Securities<br>Series 2017-C06, Class 2ED1, CMO, ARM<br>1M USD LIBOR + 1.00%, 1.168%, 2/25/30 | 572,371 | 553 |
| Connecticut Avenue Securities<br>Series 2018-C01, Class 1ED2, CMO, ARM<br>1M USD LIBOR + 0.85%, 1.018%, 7/25/30 | 1,050,000 | 1,005 |
| Connecticut Avenue Securities<br>Series 2018-C01, Class 1M1, CMO, ARM<br>1M USD LIBOR + 0.60%, 0.768%, 7/25/30 | 104,053 | 104 |
| Connecticut Avenue Securities<br>Series 2018-C02, Class 2EB2, CMO, ARM<br>1M USD LIBOR + 0.90%, 1.068%, 8/25/30 | 325,000 | 299 |
| Connecticut Avenue Securities Trust<br>Series 2019-R06, Class 2M1, CMO, ARM<br>1M USD LIBOR + 0.75%, 0.918%, 9/25/39 (9) | 216,643 | 216 |
| Connecticut Avenue Securities Trust<br>Series 2020-R02, Class 2M1, CMO, ARM<br>1M USD LIBOR + 0.75%, 0.918%, 1/25/40 (9) | 263,189 | 260 |
| Credit Suisse Mortgage Capital Certificates<br>Series 2019-ICE4, Class D, ARM<br>1M USD LIBOR + 1.60%, 1.784%, 5/15/36 (9) | 635,000 | 603 |
| CSAIL Commercial Mortgage Trust<br>Series 2016-C6, Class A5<br>3.09%, 1/15/49 | 345,000 | 367 |
| CSAIL Commercial Mortgage Trust<br>Series 2019-C17, Class AS<br>3.278%, 9/15/52 | 280,000 | 279 |
| CSAIL Commercial Mortgage Trust<br>Series 2019-C17, Class B<br>3.48%, 9/15/52 | 325,000 | 297 |
| DBCG Mortgage Trust<br>Series 2017-BBG, Class A, ARM<br>1M USD LIBOR + 0.70%, 0.884%, 6/15/34 (9) | 360,000 | 349 |

| | | |
|---|---|---|
| DC Office Trust<br>Series 2019-MTC, Class D, ARM<br>3.174%, 9/15/45 (9) | 510,000 | 430 |
| Deephaven Residential Mortgage Trust<br>Series 2018-2A, Class A1, CMO, ARM<br>3.479%, 4/25/58 (9) | 395,131 | 399 |
| Deephaven Residential Mortgage Trust<br>Series 2018-3A, Class M1, CMO, ARM<br>4.357%, 8/25/58 (9) | 250,000 | 245 |
| Deephaven Residential Mortgage Trust<br>Series 2019-2A, Class A1, CMO, ARM<br>3.558%, 4/25/59 (9) | 320,558 | 320 |
| Eleven Madison Mortgage Trust<br>Series 2015-11MD, Class A, ARM<br>3.555%, 9/10/35 (9) | 205,000 | 218 |
| Ellington Financial Mortgage Trust<br>Series 2019-2, Class A1, CMO, ARM<br>2.739%, 11/25/59 (9) | 400,956 | 399 |
| FirstKey Mortgage Trust<br>Series 2014-1, Class B2, CMO, ARM<br>4.016%, 11/25/44 (9) | 194,079 | 183 |
| Flagstar Mortgage Trust<br>Series 2020-1INV, Class A11, CMO, ARM<br>1M USD LIBOR + 0.85%, 1.018%, 3/25/50 (9) | 262,709 | 249 |
| FREMF Mortgage Trust<br>Series 2018-K731, Class B, ARM<br>3.932%, 2/25/25 (9) | 705,000 | 716 |
| FREMF Mortgage Trust<br>Series 2019-K100, Class B, ARM<br>3.49%, 11/25/52 (9) | 730,000 | 697 |
| FREMF Mortgage Trust<br>Series 2019-K92, Class B, ARM<br>4.194%, 5/25/52 (9) | 245,000 | 247 |
| FREMF Mortgage Trust<br>Series 2019-K94, Class B, ARM<br>3.966%, 7/25/52 (9) | 300,000 | 297 |
| FREMF Mortgage Trust<br>Series 2019-K98, Class B, ARM<br>3.862%, 10/25/52 (9) | 505,000 | 491 |
| Galton Funding Mortgage Trust<br>Series 2018-1, Class A23, CMO, ARM<br>3.50%, 11/25/57 (9) | 252,604 | 258 |

| | | |
|---|---|---|
| Galton Funding Mortgage Trust<br>Series 2018-2, Class A22, CMO, ARM<br>4.00%, 10/25/58 (9) | 281,703 | 289 |
| Galton Funding Mortgage Trust<br>Series 2019-2, Class A42, CMO, ARM<br>3.50%, 6/25/59 (9) | 216,404 | 218 |
| Galton Funding Mortgage Trust<br>Series 2019-H1, Class A1, CMO, ARM<br>2.657%, 10/25/59 (9) | 527,495 | 536 |
| Galton Funding Mortgage Trust<br>Series 2019-H1, Class A3, CMO, ARM<br>2.964%, 10/25/59 (9) | 475,852 | 483 |
| Galton Funding Mortgage Trust<br>Series 2020-H1, Class A1, CMO, ARM<br>2.31%, 1/25/60 (9) | 655,208 | 654 |
| Goldman Sachs Mortgage Securities Trust<br>Series 2015-GC28, Class AS<br>3.759%, 2/10/48 | 415,000 | 426 |
| Goldman Sachs Mortgage Securities Trust<br>Series 2017-GS8, Class C, ARM<br>4.336%, 11/10/50 | 720,000 | 620 |
| Goldman Sachs Mortgage Securities Trust<br>Series 2019-GC40, Class A4<br>3.16%, 7/10/52 | 1,030,000 | 1,124 |
| Goldman Sachs Mortgage Securities Trust<br>Series 2019-GSA1, Class B<br>3.511%, 11/10/52 | 880,000 | 863 |
| Goldman Sachs Mortgage Securities Trust<br>Series 2019-SOHO, Class C, ARM<br>1M USD LIBOR + 1.30%, 1.484%, 6/15/36 (9) | 800,000 | 746 |
| Goldman Sachs Mortgage Securities Trust<br>Series 2020-GC47, Class B<br>3.571%, 5/12/53 | 860,000 | 892 |
| Goldman Sachs Mortgage Securities Trust<br>Series 2013-GC16, Class B, ARM<br>5.161%, 11/10/46 | 1,280,000 | 1,344 |
| Goldman Sachs Mortgage-Backed Securities Trust<br>Series 2014-EB1A, Class 2A1, CMO, ARM<br>2.455%, 7/25/44 (9) | 36,779 | 37 |
| Goldman Sachs Mortgage-Backed Securities Trust<br>Series 2019-PJ1, Class A8, CMO, ARM<br>4.00%, 8/25/49 (9) | 465,000 | 480 |

| | | |
|---|---|---|
| Great Wolf Trust<br>Series 2019-WOLF, Class C, ARM<br>1M USD LIBOR + 1.633%, 1.817%, 12/15/36 (9) | 425,000 | 372 |
| Hilton Orlando Trust<br>Series 2018-ORL, Class A, ARM<br>1M USD LIBOR + 0.77%, 0.954%, 12/15/34 (9) | 845,000 | 785 |
| Homeward Opportunities Fund I Trust<br>Series 2019-1, Class A1, CMO, ARM<br>3.454%, 1/25/59 (9) | 407,144 | 411 |
| Homeward Opportunities Fund I Trust<br>Series 2019-1, Class A3, CMO, ARM<br>3.606%, 1/25/59 (9) | 430,339 | 433 |
| Homeward Opportunities Fund I Trust<br>Series 2019-3, Class A1, CMO, ARM<br>2.675%, 11/25/59 (9) | 354,050 | 357 |
| Homeward Opportunities Fund I Trust<br>Series 2019-3, Class A3, CMO, ARM<br>3.031%, 11/25/59 (9) | 354,050 | 355 |
| Hudson Yards Mortgage Trust<br>Series 2019-30HY, Class B, ARM<br>3.38%, 7/10/39 (9) | 425,000 | 446 |
| Hudson Yards Mortgage Trust<br>Series 2019-30HY, Class D, ARM<br>3.443%, 7/10/39 (9) | 490,000 | 482 |
| Independence Plaza Trust<br>Series 2018-INDP, Class C<br>4.158%, 7/10/35 (9) | 895,000 | 922 |
| InTown Hotel Portfolio Trust<br>Series 2018-STAY, Class A, ARM<br>1M USD LIBOR + 0.70%, 0.884%, 1/15/33 (9) | 280,000 | 265 |
| JPMorgan Barclays Bank Commercial Mortgage Securities Trust<br>Series 2014-C19, Class AS, ARM<br>4.243%, 4/15/47 | 290,000 | 304 |
| JPMorgan Barclays Bank Commercial Mortgage Securities Trust<br>Series 2014-C25, Class A5<br>3.672%, 11/15/47 | 205,000 | 220 |
| JPMorgan Chase Commercial Mortgage Securities Trust<br>Series 2018-WPT, Class AFX<br>4.248%, 7/5/33 (9) | 190,000 | 195 |

| | | |
|---|---|---|
| JPMorgan Deutsche Bank Commercial Mortgage Securities Trust<br>Series 2018-C8, Class C, ARM<br>4.744%, 6/15/51 | 705,000 | 573 |
| JPMorgan Mortgage Trust<br>Series 2019-INV2, Class A3, CMO, ARM<br>3.50%, 2/25/50 (9) | 262,671 | 268 |
| JPMorgan Mortgage Trust<br>Series 2019-INV3, Class A15, CMO, ARM<br>3.50%, 5/25/50 (9) | 420,410 | 424 |
| JPMorgan Mortgage Trust<br>Series 2019-INV3, Class A3, CMO, ARM<br>3.50%, 5/25/50 (9) | 486,790 | 498 |
| JPMorgan Mortgage Trust<br>Series 2020-INV1, Class A3, CMO, ARM<br>3.50%, 8/25/50 (9) | 397,814 | 408 |
| JPMorgan Mortgage Trust<br>Series 2020-LTV1, Class A15, CMO, ARM<br>3.50%, 6/25/50 (9) | 244,641 | 247 |
| JPMorgan Mortgage Trust<br>Series 2020-LTV1, Class A3, CMO, ARM<br>3.50%, 6/25/50 (9) | 572,367 | 592 |
| MetLife Securitization Trust<br>Series 2018-1A, Class A, CMO, ARM<br>3.75%, 3/25/57 (9) | 487,806 | 511 |
| Mill City Mortgage Loan Trust<br>Series 2016-1, Class A1, CMO, ARM<br>2.50%, 4/25/57 (9) | 76,506 | 77 |
| Mill City Mortgage Loan Trust<br>Series 2017-2, Class A1, CMO, ARM<br>2.75%, 7/25/59 (9) | 189,507 | 193 |
| Morgan Stanley Bank of America Merrill Lynch Trust<br>Series 2014-C18, Class 300A<br>3.749%, 8/15/31 | 255,000 | 262 |
| Morgan Stanley Bank of America Merrill Lynch Trust<br>Series 2015-C24, Class AS, ARM<br>4.036%, 5/15/48 | 125,000 | 132 |
| Morgan Stanley Bank of America Merrill Lynch Trust<br>Series 2015-C27, Class AS<br>4.068%, 12/15/47 | 375,000 | 391 |

| | | |
|---|---|---|
| Morgan Stanley Capital I Trust<br>Series 2015-MS1, Class AS, ARM<br>4.031%, 5/15/48 | 45,000 | 47 |
| Morgan Stanley Capital I Trust<br>Series 2017-ASHF, Class B, ARM<br>1M USD LIBOR + 1.25%, 1.434%, 11/15/34 (9) | 1,475,000 | 1,238 |
| Morgan Stanley Capital I Trust<br>Series 2019-L3, Class B, ARM<br>3.662%, 11/15/52 | 440,000 | 406 |
| New Residential Mortgage Loan Trust<br>Series 2019-NQM1, Class A1, CMO, ARM<br>3.675%, 1/25/49 (9) | 443,075 | 442 |
| New Residential Mortgage Loan Trust<br>Series 2019-NQM1, Class A3, CMO, ARM<br>3.928%, 1/25/49 (9) | 427,865 | 419 |
| New Residential Mortgage Loan Trust<br>Series 2019-NQM2, Class A1, CMO, ARM<br>3.60%, 4/25/49 (9) | 392,619 | 397 |
| New Residential Mortgage Loan Trust<br>Series 2019-NQM2, Class A2, CMO, ARM<br>3.701%, 4/25/49 (9) | 157,826 | 159 |
| New Residential Mortgage Loan Trust<br>Series 2019-NQM5, Class A1, CMO, ARM<br>2.71%, 11/25/59 (9) | 791,079 | 797 |
| New Residential Mortgage Loan Trust<br>Series 2020-NQM1, Class A1, CMO, ARM<br>2.464%, 1/26/60 (9) | 488,730 | 476 |
| OBX Trust<br>Series 2019-EXP2, Class 1A3, CMO, ARM<br>4.00%, 6/25/59 (9) | 382,501 | 395 |
| OBX Trust<br>Series 2019-EXP3, Class 1A8, CMO, ARM<br>3.50%, 10/25/59 (9) | 286,927 | 292 |
| OBX Trust<br>Series 2020-EXP1, Class 1A8, CMO, ARM<br>3.50%, 2/25/60 (9) | 351,496 | 357 |
| OBX Trust<br>Series 2020-EXP1, Class 2A1, CMO, ARM<br>1M USD LIBOR + 0.75%, 0.918%, 2/25/60 (9) | 140,388 | 138 |
| Palisades Center Trust<br>Series 2016-PLSD, Class A<br>2.713%, 4/13/33 (9) | 780,000 | 758 |

| | | |
|---|---|---|
| RETL<br>Series 2019-RVP, Class A, ARM<br>1M USD LIBOR + 1.15%, 1.334%, 3/15/36 (9) | 72,832 | 69 |
| Seasoned Credit Risk Transfer Trust<br>Series 2016-1, Class M1, CMO, ARM<br>3.00%, 9/25/55 (9) | 130,000 | 125 |
| Sequoia Mortgage Trust<br>Series 2013-4, Class B1, CMO, ARM<br>3.486%, 4/25/43 | 630,239 | 626 |
| Sequoia Mortgage Trust<br>Series 2017-5, Class B1, CMO, ARM<br>3.84%, 8/25/47 (9) | 265,790 | 269 |
| Sequoia Mortgage Trust<br>Series 2017-CH2, Class A19, CMO, ARM<br>4.00%, 12/25/47 (9) | 352,399 | 360 |
| Sequoia Mortgage Trust<br>Series 2018-CH1, Class A2, CMO, ARM<br>3.50%, 2/25/48 (9) | 116,407 | 119 |
| Sequoia Mortgage Trust<br>Series 2018-CH2, Class A21, CMO, ARM<br>4.00%, 6/25/48 (9) | 336,139 | 341 |
| Sequoia Mortgage Trust<br>Series 2018-CH4, Class A2, CMO, ARM<br>4.00%, 10/25/48 (9) | 333,655 | 341 |
| SG Residential Mortgage Trust<br>Series 2019-3, Class A1, CMO, ARM<br>2.703%, 9/25/59 (9) | 392,641 | 392 |
| SLIDE<br>Series 2018-FUN, Class E, ARM<br>1M USD LIBOR + 2.30%, 2.484%, 6/15/31 (9) | 496,734 | 381 |
| Starwood Mortgage Residential Trust<br>Series 2018-IMC2, Class A1, CMO, ARM<br>4.121%, 10/25/48 (9) | 614,716 | 630 |
| Starwood Mortgage Residential Trust<br>Series 2019-1, Class A1, CMO, ARM<br>2.941%, 6/25/49 (9) | 428,049 | 432 |
| Starwood Mortgage Residential Trust<br>Series 2019-1, Class A2, CMO, ARM<br>3.146%, 6/25/49 (9) | 357,297 | 357 |
| Starwood Mortgage Residential Trust<br>Series 2019-IMC1, Class A1, CMO, ARM<br>3.468%, 2/25/49 (9) | 330,544 | 337 |

| | | |
|---|---|---|
| Starwood Mortgage Residential Trust Series 2019-IMC1, Class A2, CMO, ARM 3.651%, 2/25/49 (9) | 364,638 | 370 |
| Starwood Mortgage Residential Trust Series 2019-INV1, Class A1, CMO, ARM 2.61%, 9/27/49 (9) | 549,511 | 543 |
| Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 2.20%, 2.368%, 9/25/24 | 108,790 | 109 |
| Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 1M USD LIBOR + 1.85%, 2.018%, 10/25/27 | 169,411 | 169 |
| Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 1M USD LIBOR + 2.85%, 3.018%, 4/25/28 | 37,932 | 38 |
| Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 1M USD LIBOR + 1.95%, 2.118%, 5/25/25 | 316,878 | 306 |
| Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M2, CMO, ARM 1M USD LIBOR + 1.35%, 1.518%, 3/25/29 | 74,491 | 74 |
| Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 1.368%, 7/25/29 | 117,774 | 118 |
| Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 1.20%, 1.368%, 10/25/29 | 103,203 | 103 |
| Structured Agency Credit Risk Debt Notes Series 2018-DNA1, Class M2AT, CMO, ARM 1M USD LIBOR + 1.05%, 1.218%, 7/25/30 | 566,402 | 509 |
| Structured Agency Credit Risk Debt Notes Series 2018-DNA2, Class M1, CMO, ARM 1M USD LIBOR + 0.80%, 0.968%, 12/25/30 (9) | 218,077 | 217 |
| Structured Agency Credit Risk Debt Notes Series 2018-DNA3, Class M1, CMO, ARM 1M USD LIBOR + 0.75%, 0.918%, 9/25/48 (9) | 25,595 | 26 |
| Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2AS, CMO, ARM 1M USD LIBOR + 1.10%, 1.268%, 9/25/30 | 428,368 | 394 |
| Structured Agency Credit Risk Debt Notes Series 2018-HRP2, Class M2, CMO, ARM 1M USD LIBOR + 1.25%, 1.418%, 2/25/47 (9) | 475,877 | 460 |

| | | |
|---|---|---|
| Structured Agency Credit Risk Debt Notes<br>Series 2018-SPI2, Class M2, CMO, ARM<br>3.81%, 5/25/48 (9) | 105,000 | 89 |
| Structured Agency Credit Risk Debt Notes<br>Series 2018-SPI3, Class M2, CMO, ARM<br>4.145%, 8/25/48 (9) | 625,000 | 506 |
| Structured Agency Credit Risk Debt Notes<br>Series 2019-DNA4, Class M1, CMO, ARM<br>1M USD LIBOR + 0.70%, 0.868%, 10/25/49 (9) | 45,652 | 46 |
| Structured Agency Credit Risk Debt Notes<br>Series 2019-HQA4, Class M1, CMO, ARM<br>1M USD LIBOR + 0.77%, 0.938%, 11/25/49 (9) | 113,198 | 112 |
| Structured Agency Credit Risk Debt Notes<br>Series 2020 DNA2, Class M1, CMO, ARM<br>1M USD LIBOR + 0.75%, 0.918%, 2/25/50 (9) | 397,437 | 387 |
| Towd Point Mortgage Trust<br>Series 2015-3, Class A1B, CMO, ARM<br>3.00%, 3/25/54 (9) | 68,839 | 69 |
| Towd Point Mortgage Trust<br>Series 2015-4, Class A1B, CMO, ARM<br>2.75%, 4/25/55 (9) | 99,628 | 100 |
| Towd Point Mortgage Trust<br>Series 2015-4, Class M1, CMO, ARM<br>3.75%, 4/25/55 (9) | 610,000 | 637 |
| Towd Point Mortgage Trust<br>Series 2015-5, Class A1B, CMO, ARM<br>2.75%, 5/25/55 (9) | 69,014 | 69 |
| Towd Point Mortgage Trust<br>Series 2016-1, Class A1B, CMO, ARM<br>2.75%, 2/25/55 (9) | 103,198 | 104 |
| Towd Point Mortgage Trust<br>Series 2016-1, Class A3B, CMO, ARM<br>3.00%, 2/25/55 (9) | 158,077 | 161 |
| Towd Point Mortgage Trust<br>Series 2016-2, Class A1A, CMO, ARM<br>2.75%, 8/25/55 (9) | 114,964 | 117 |
| Towd Point Mortgage Trust<br>Series 2016-4, Class A1, CMO, ARM<br>2.25%, 7/25/56 (9) | 137,069 | 138 |
| Towd Point Mortgage Trust<br>Series 2017-1, Class A1, CMO, ARM<br>2.75%, 10/25/56 (9) | 160,941 | 163 |

| | | |
|---|---|---|
| Towd Point Mortgage Trust<br>Series 2017-2, Class A1, CMO, ARM<br>2.75%, 4/25/57 (9) | 55,922 | 57 |
| Towd Point Mortgage Trust<br>Series 2017-5, Class A1, CMO, ARM<br>1M USD LIBOR + 0.60%, 0.768%, 2/25/57 (9) | 149,266 | 147 |
| Towd Point Mortgage Trust<br>Series 2018-3, Class A1, CMO, ARM<br>3.75%, 5/25/58 (9) | 496,115 | 521 |
| Towd Point Mortgage Trust<br>Series 2018-SJ1, Class A1, CMO, ARM<br>4.00%, 10/25/58 (9) | 320,872 | 323 |
| Verus Securitization Trust<br>Series 2018-2, Class A1, CMO, ARM<br>3.677%, 6/1/58 (9) | 265,848 | 269 |
| Verus Securitization Trust<br>Series 2018-INV1, Class A2, CMO, ARM<br>3.849%, 3/25/58 (9) | 85,314 | 84 |
| Verus Securitization Trust<br>Series 2018-INV2, Class A1FX, CMO, ARM<br>4.148%, 10/25/58 (9) | 472,906 | 475 |
| Verus Securitization Trust<br>Series 2019-1, Class A1, CMO, ARM<br>3.836%, 2/25/59 (9) | 614,931 | 621 |
| Verus Securitization Trust<br>Series 2019-2, Class A3, CMO, ARM<br>3.448%, 5/25/59 (9) | 796,500 | 800 |
| Verus Securitization Trust<br>Series 2019-3, Class A3, CMO, STEP<br>3.04%, 7/25/59 (9) | 247,210 | 250 |
| Verus Securitization Trust<br>Series 2019-4, Class A1, CMO, STEP<br>2.642%, 11/25/59 (9) | 444,449 | 448 |
| Verus Securitization Trust<br>Series 2019-INV1, Class A1, CMO, ARM<br>3.402%, 12/25/59 (9) | 280,459 | 284 |
| Verus Securitization Trust<br>Series 2019-INV2, Class A2, CMO, ARM<br>3.117%, 7/25/59 (9) | 552,262 | 557 |
| Verus Securitization Trust<br>Series 2019-INV3, Class A1, CMO, ARM<br>2.692%, 11/25/59 (9) | 1,137,667 | 1,118 |

| | | |
|---|---|---|
| Wells Fargo Commercial Mortgage Trust<br>Series 2015-C29, Class C, ARM<br>4.216%, 6/15/48 | 1,025,000 | 890 |
| Wells Fargo Commercial Mortgage Trust<br>Series 2015-NXS2, Class C, ARM<br>4.295%, 7/15/58 | 70,000 | 61 |
| Wells Fargo Commercial Mortgage Trust<br>Series 2017-C39, Class B<br>4.025%, 9/15/50 | 1,335,000 | 1,284 |
| Wells Fargo Commercial Mortgage Trust<br>Series 2019-C51, Class A4<br>3.311%, 6/15/52 | 1,165,000 | 1,282 |
| Wells Fargo Commercial Mortgage Trust<br>Series 2019-C53, Class B, ARM<br>3.514%, 10/15/52 | 345,000 | 308 |
| Wells Fargo Commercial Mortgage Trust<br>Series 2019-JWDR, Class A, ARM<br>2.584%, 9/15/31 (9) | 695,000 | 671 |
| Wells Fargo Commercial Mortgage Trust<br>Series 2019-JWDR, Class B, ARM<br>2.786%, 9/15/31 (9) | 205,000 | 189 |
| Wells Fargo Commercial Mortgage Trust<br>Series 2020-C55, Class B<br>3.139%, 2/15/53 | 775,000 | 705 |
| WFRBS Commercial Mortgage Trust<br>Series 2013-C11, Class C, ARM<br>4.201%, 3/15/45 | 580,000 | 571 |
| WFRBS Commercial Mortgage Trust<br>Series 2014-C19, Class B, ARM<br>4.723%, 3/15/47 | 114,000 | 112 |
| WFRBS Commercial Mortgage Trust<br>Series 2014-C20, Class A4<br>3.723%, 5/15/47 | 266,650 | 280 |
| WFRBS Commercial Mortgage Trust<br>Series 2014-C22, Class AS, ARM<br>4.069%, 9/15/57 | 525,000 | 545 |
| Worldwide Plaza Trust<br>Series 2017-WWP, Class A<br>3.526%, 11/10/36 (9) | 485,000 | 517 |
| **Total Non-U.S. Government Mortgage-Backed Securities (Cost $80,044)** | | **77,495** |

## U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.2%

**U.S. Government Agency Obligations 2.3% (11)**

| | | |
|---|---|---|
| Federal Home Loan Mortgage | | |
| 2.50%, 4/1/30 | 337,339 | 355 |
| 3.00%, 12/1/42 - 4/1/47 | 933,282 | 1,001 |
| 3.50%, 8/1/42 - 3/1/44 | 1,080,334 | 1,171 |
| 4.00%, 8/1/40 - 9/1/45 | 1,002,168 | 1,098 |
| 4.50%, 9/1/23 - 10/1/41 | 700,642 | 778 |
| 5.00%, 7/1/25 - 8/1/40 | 430,719 | 493 |
| 5.50%, 11/1/21 - 10/1/38 | 123,798 | 142 |
| 6.00%, 8/1/21 - 8/1/38 | 100,632 | 116 |
| 6.50%, 3/1/32 - 9/1/34 | 47,406 | 55 |
| 7.00%, 4/1/32 - 6/1/32 | 2,660 | 2 |
| Federal Home Loan Mortgage, ARM | | |
| 12M USD LIBOR + 1.748%, 3.744%, 2/1/37 | 19,677 | 21 |
| 12M USD LIBOR + 1.853%, 3.853%, 2/1/37 | 16,390 | 17 |
| 12M USD LIBOR + 1.831%, 3.88%, 1/1/37 | 8,239 | 8 |
| 12M USD LIBOR + 1.785%, 4.035%, 9/1/32 | 395 | — |
| 12M USD LIBOR + 1.979%, 4.048%, 11/1/36 | 8,600 | 9 |
| 12M USD LIBOR + 2.055%, 4.119%, 12/1/36 | 6,280 | 7 |
| 12M USD LIBOR + 2.175%, 4.19%, 2/1/37 | 17,959 | 19 |
| 1Y CMT + 2.25%, 4.421%, 10/1/36 | 4,728 | 5 |
| 12M USD LIBOR + 1.725%, 4.475%, 7/1/35 | 3,076 | 3 |
| Federal Home Loan Mortgage, CMO, IO, 4.50%, 5/25/50 | 527,234 | 83 |
| Federal Home Loan Mortgage, UMBS | | |
| 3.00%, 5/1/31 - 4/1/50 | 1,607,726 | 1,711 |
| 4.00%, 12/1/49 - 2/1/50 | 1,960,326 | 2,102 |
| 4.50%, 5/1/50 | 229,792 | 250 |
| Federal National Mortgage Assn. | | |
| 3.00%, 6/1/33 - 8/1/46 | 180,164 | 191 |
| 3.50%, 6/1/42 - 5/1/46 | 2,122,349 | 2,300 |

| | | |
|---|---|---|
| 4.00%, 11/1/40 | 663,953 | 722 |
| Federal National Mortgage Assn., ARM, 12M USD LIBOR + 1.886%, 4.518%, 8/1/36 | 13,032 | 13 |
| Federal National Mortgage Assn., CMO, 4.00%, 6/25/44 | 391,255 | 401 |
| Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32 | 2,279 | – |
| Federal National Mortgage Assn., UMBS | | |
| 2.50%, 8/1/30 - 5/1/32 | 520,595 | 548 |
| 3.00%, 1/1/27 - 10/1/49 | 12,513,129 | 13,411 |
| 3.50%, 11/1/32 - 10/1/49 | 7,964,680 | 8,575 |
| 4.00%, 11/1/40 - 1/1/50 | 6,111,249 | 6,679 |
| 4.50%, 12/1/20 - 5/1/50 | 3,484,087 | 3,876 |
| 5.00%, 2/1/21 - 7/1/42 | 741,622 | 849 |
| 5.50%, 10/1/20 - 9/1/41 | 895,120 | 1,043 |
| 6.00%, 5/1/21 - 1/1/41 | 774,202 | 895 |
| 6.50%, 7/1/32 - 5/1/40 | 266,018 | 311 |
| 7.00%, 1/1/31 - 7/1/32 | 4,322 | 5 |
| UMBS, TBA | | |
| 2.00%, 6/1/50 (12) | 125,000 | 127 |
| 2.50%, 6/1/50 (12) | 1,005,000 | 1,042 |
| 3.00%, 6/1/50 (12) | 165,000 | 174 |
| 4.50%, 6/1/50 (12) | 645,000 | 697 |
| | | 51,305 |

**U.S. Government Obligations 0.9%**

| | | |
|---|---|---|
| Government National Mortgage Assn. | | |
| 2.50%, 4/20/50 | 428,418 | 440 |
| 3.00%, 7/15/43 - 1/20/50 | 4,879,421 | 5,155 |
| 3.50%, 7/20/42 - 1/20/49 | 4,775,301 | 5,167 |
| 4.00%, 2/20/41 - 10/20/48 | 2,566,945 | 2,777 |
| 4.50%, 11/20/39 - 9/20/47 | 1,616,156 | 1,783 |
| 5.00%, 7/20/39 - 8/20/48 | 2,229,216 | 2,493 |
| 5.50%, 1/20/36 - 3/20/49 | 1,090,047 | 1,205 |

| | | |
|---|---|---|
| 6.00%, 4/15/36 - 12/20/38 | 45,675 | 53 |
| 6.50%, 12/20/33 | 1,715 | 2 |
| 7.00%, 2/20/27 - 7/20/27 | 4,172 | 5 |
| 7.50%, 11/15/25 - 6/15/32 | 5,944 | 6 |
| 8.00%, 3/15/22 - 10/20/25 | 365 | — |
| Government National Mortgage Assn., CMO, 3.00%, 11/20/47-12/20/47 | 477,477 | 498 |
| Government National Mortgage Assn., CMO, ARM, 1M USD LIBOR + 0.30%, 0.471%, 9/20/48 | 276,264 | 275 |
| Government National Mortgage Assn., CMO, IO | | |
| 3.50%, 4/20/39 - 5/20/43 | 191,819 | 18 |
| 4.00%, 5/20/37 - 2/20/43 | 279,194 | 22 |
| 4.50%, 2/20/39 - 12/20/39 | 31,769 | 1 |
| Government National Mortgage Assn., TBA, 4.50%, 6/20/50 (12) | 200,000 | 215 |
| | | 20,115 |
| **Total U.S. Government & Agency Mortgage-Backed Securities (Cost $68,545)** | | **71,420** |

## U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.1%

**U.S. Treasury Obligations 3.1%**

| | | |
|---|---|---|
| U.S. Treasury Bonds, 2.00%, 2/15/50 | 2,890,000 | 3,303 |
| U.S. Treasury Bonds, 2.375%, 11/15/49 | 5,360,000 | 6,603 |
| U.S. Treasury Bonds, 3.00%, 2/15/49 | 2,104,000 | 2,897 |
| U.S. Treasury Notes, 0.125%, 5/15/23 | 3,510,000 | 3,503 |
| U.S. Treasury Notes, 0.50%, 3/31/25 | 3,355,000 | 3,386 |
| U.S. Treasury Notes, 1.375%, 10/15/22 (13) | 14,255,000 | 14,656 |
| U.S. Treasury Notes, 1.50%, 1/15/23 | 15,085,000 | 15,603 |
| U.S. Treasury Notes, 1.50%, 2/15/30 | 3,140,000 | 3,394 |
| U.S. Treasury Notes, 1.625%, 11/15/22 | 13,645,000 | 14,127 |

| | | |
|---|---|---|
| U.S. Treasury Notes, 1.625%, 12/15/22 | 805,000 | 834 |
| | | 68,306 |
| **Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $65,308)** | | **68,306** |
| **FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.3%** | | |
| CNAC HK Finbridge, 4.625%, 3/14/23 | 740,000 | 782 |
| Equate Petrochemical, 4.25%, 11/3/26 | 955,000 | 951 |
| KazMunayGas National, 4.75%, 4/19/27 | 800,000 | 854 |
| Pertamina Persero, 6.45%, 5/30/44 (9) | 220,000 | 271 |
| Perusahaan Gas Negara, 5.125%, 5/16/24 | 1,000,000 | 1,037 |
| Perusahaan Listrik Negara, 5.45%, 5/21/28 (9) | 1,200,000 | 1,336 |
| Saudi Arabian Oil, 3.50%, 4/16/29 (9) | 700,000 | 744 |
| Saudi Arabian Oil, 4.375%, 4/16/49 (9) | 500,000 | 555 |
| Syngenta Finance, 3.933%, 4/23/21 (9) | 890,000 | 890 |
| **Total Foreign Government Obligations & Municipalities (Cost $7,019)** | | **7,420** |
| **BOND MUTUAL FUNDS 25.3%** | | |
| T. Rowe Price Dynamic Global Bond Fund - I Class, 2.34% (14)(15) | 18,398,825 | 177,733 |
| T. Rowe Price Inflation Protected Bond Fund - I Class, (1.99)% (14)(15) | 592 | 8 |
| T. Rowe Price Institutional Emerging Markets Bond Fund, 6.46% (14)(15) | 14,448,457 | 109,519 |
| T. Rowe Price Institutional Floating Rate Fund, 3.91% (14)(15) | 5,275,643 | 49,063 |
| T. Rowe Price Institutional High Yield Fund, 5.63% (14)(15) | 11,842,135 | 97,461 |
| T. Rowe Price International Bond Fund (USD Hedged) - I Class, 1.56% (14)(15) | 12,539,426 | 125,269 |
| T. Rowe Price Limited Duration Inflation Focused Bond Fund - I Class, (1.19)% (14)(15) | 25,963 | 131 |
| T. Rowe Price U.S. Treasury Long-Term Fund - I Class, 1.16% (14)(15) | 22,066 | 339 |
| **Total Bond Mutual Funds (Cost $580,490)** | | **559,523** |

(Amounts in 000s, except market price)

## SWAPS 0.0%

| Description | Notional Amount | $ Value | Upfront Payments/ $ (Receipts)** | Unrealized $ Gain/(Loss) |
|---|---|---|---|---|
| **BILATERAL SWAPS (0.0)%** | | | | |
| **Credit Default Swaps, Protection Sold (0.0)%** | | | | |
| Bank of America, Protection Sold (Relevant Credit: Boeing, 8.75%, 8/15/21, $106.09*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/21 | 1,290 | (45) | 11 | (56) |
| Barclays Bank, Protection Sold (Relevant Credit: Devon Energy, 7.95%, 4/15/32, $107.75*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24 | 50 | (1) | — | (1) |
| Barclays Bank, Protection Sold (Relevant Credit: General Electric, 2.70%, 10/9/22, $100.99*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/20 | 560 | — | 2 | (2) |
| Barclays Bank, Protection Sold (Relevant Credit: Republic of Chile, 3.24%, 2/6/28, $109.36*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/25 | 1,645 | 10 | (9) | 19 |
| Barclays Bank, Protection Sold (Relevant Credit: Republic of Colombia, 10.38%, 1/28/33, $154.00*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/25 | 1,394 | (45) | (139) | 94 |
| Barclays Bank, Protection Sold (Relevant Credit: Republic of Indonesia, 3.70%, 1/8/22, $102.96*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/25 | 2,194 | (63) | (105) | 42 |
| BNP Paribas, Protection Sold (Relevant Credit: Republic of Chile, 3.24%, 2/6/28, $109.36*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/25 | 977 | 6 | (10) | 16 |
| Citibank, Protection Sold (Relevant Credit: Devon Energy, 7.95%, 4/15/32, $107.75*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/24 | 100 | (1) | — | (1) |
| Citibank, Protection Sold (Relevant Credit: Republic of Colombia, 10.38%, 1/28/33, $154.00*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/25 | 762 | (25) | (46) | 21 |

## AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2020. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

| Affiliate | Net Realized Gain (Loss) | Change in Net Unrealized Gain/Loss | Investment Income |
|---|---|---|---|
| T. Rowe Price Dynamic Global Bond Fund - I Class | $ (1,929) | $ 8,042 | $ 1,017 |
| T. Rowe Price Inflation Protected Bond Fund - I Class | 108 | (25) | 11 |
| T. Rowe Price Institutional Emerging Markets Bond Fund | (256) | (11,875) | 6,374 |
| T. Rowe Price Institutional Emerging Markets Equity Fund | (24) | (2,244) | 1,062 |
| T. Rowe Price Institutional Floating Rate Fund | (43) | (2,779) | 2,049 |
| T. Rowe Price Institutional High Yield Fund | (72) | (4,521) | 5,587 |
| T. Rowe Price International Bond Fund (USD Hedged) - I Class | 1,192 | 2,357 | 2,408 |
| T. Rowe Price Limited Duration Inflation Focused Bond Fund - I Class | (130) | 1 | 10 |
| T. Rowe Price Real Assets Fund - I Class | (169) | (479) | 573 |
| T. Rowe Price U.S. Treasury Long-Term Fund - I Class | 10,443 | (3,923) | 705 |
| T. Rowe Price Short-Term Fund | — | — | —++ |
| T. Rowe Price Treasury Reserve Fund | — | — | 2,841 |
| Totals | $ 9,120# | $ (15,446) | $ 22,637+ |

The accompanying notes are an integral part of these financial statements.

May 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Funds II, Inc. (the corporation), formerly the T. Rowe Price Personal Strategy Funds, Inc., is registered under the Investment Company Act of 1940 (the 1940 Act). The Spectrum Conservative Allocation Fund (the fund), formerly the Personal Strategy Income Fund, is a diversified, open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund has two classes of shares: the Spectrum Conservative Allocation Fund (Investor Class) and the Spectrum Conservative Allocation Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Guidance Effective June 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2020. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2020, totaled $(1,529,000) for the year ended May 31, 2020. During the year, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2020, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2020, securities valued at $916,000 had been pledged or posted by the fund to counterparties for bilateral derivatives. As of May 31, 2020, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of May 31, 2020, securities valued at $5,447,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2020, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 17% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values; and, for options written, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2020, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 3% and 4% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2020, the notional amount of protection sold by the fund totaled $59,471,000 (2.7% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 6% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities.

With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of May 31, 2020, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2020, the value of loaned securities was $3,735,000; the value of cash collateral and related investments was $3,880,000.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also invests in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides the fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of May 31, 2020, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $910,436,000 and $909,807,000, respectively, for the year ended May 31, 2020. Purchases and sales of U.S. government securities aggregated $624,542,000 and $719,262,000, respectively, for the year ended May 31, 2020.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the recharacterization of distributions. For the year ended May 31, 2020, the following reclassification was recorded:

Distributions during the years ended May 31, 2020 and May 31, 2019, were characterized for tax purposes as follows:

At May 31, 2020, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from (a) net specified losses realized between November 1 and the fund’s fiscal year-end or (b) ordinary losses realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At May 31, 2020, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2020 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2020, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $612,000 for T. Rowe Price Services, Inc.; and $131,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2020, are as follows:

Total management fee waived was allocated ratably in the amounts of $3,403,000 and $613,000 for the Investor Class and I Class, respectively, for the year ended May 31, 2020.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of May 31, 2020.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2020, this reimbursement amounted to $22,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Spectrum Funds II, Inc.
(formerly known as T. Rowe Price Personal Strategy Funds, Inc.) and
Shareholders of T. Rowe Price Spectrum Conservative Allocation Fund
(formerly known as T. Rowe Price Personal Strategy Income Fund)

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Spectrum Conservative Allocation Fund (formerly known as T. Rowe Price Personal Strategy Income Fund) (one of the funds constituting T. Rowe Price Spectrum Funds II, Inc. (formerly known as T. Rowe Price Personal Strategy Funds, Inc.), referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodians, transfer agent, investment manager and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$8,165,000 from short-term capital gains,

■	$28,714,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $13,327,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $7,077,000 of the fund’s income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $163,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2020. With the new breakpoint, the group fee rate will decline to 0.260% when the combined average net assets of the applicable T. Rowe Price funds exceed $845 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [185]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to February 2019)

Ronald J. Daniels (1959) 2018 [185]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [185]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to December 2019); Member, Independent Directors Council Governing Board (2017 to December 2019); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [185]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [185]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [185]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [185]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INSIDE DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [185]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [185]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Spectrum Funds II

(a)All information about the inside directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth)
Position Held With Spectrum Allocation Funds	Principal Occupation(s)

Christopher D. Alderson (1962) Vice President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Francisco M. Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

E. Frederick Bair, CFA, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Jerome A. Clark, CFA (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (to 2015)

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Charles M. Shriver, CFA (1967) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Toby M. Thompson, CFA, CAIA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Justin Thomson (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,671,000 and $2,684,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Funds II, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 17, 2020